UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2022

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2022

On the following pages, you will find the 2022 annual report for the Portfolios (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Bernstein Fund”). The annual report covers the six- and 12-month periods ended September 30, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been challenged over the 12-month period ended September 30, 2022, with most stock indices down more than 20%, the conventional threshold defining a bear market. In addition, volatility has been elevated throughout most of 2022, marking a turbulent period for investors. Significant economic and geopolitical stress created a tough macroeconomic backdrop, with both inflation and central banks’ interest-rate policies coming in higher than the markets anticipated.

One of the greatest surprises for markets has been the outperformance of the US dollar, which has negatively impacted US companies’ earnings coming from overseas, while geopolitical forces continue to put pressure on international earnings and economic growth. In contrast to most of the past decade, value stocks have outperformed growth stocks, but stock selection overall has been challenging. Our equity funds seek to find balanced exposure across factors and the portfolio teams have been pivoting to companies with strong balance sheets, pricing power and defensive characteristics, while also seeking to capture opportunities due to valuation dislocations.

The pressure on inflation and interest rates has also made the past year one of the worst on record for fixed-income markets. While this has been very painful for investors, the portfolio teams are leaning into higher yielding issues, with yields notably higher than they were even at the beginning of this calendar year.

Looking ahead, we are carefully minding the odds of recessions in the US and around the world. In this environment, we are confident in our portfolio teams’ ability to find the right balance to position for the eventual rebound and the opportunities that are being created today. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies

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2022 Annual Report	1

Portfolio Manager Commentary (continued)

quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 10 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Following historically high performance during the previous reporting period, the US small-cap market was down significantly during the current reporting period. All share classes of the Portfolio outperformed the benchmark during this sell-off, with SCB Class shares ending the 12-month period with a decline of -21.18% versus -23.50% for the Russell 2000 Index, while all share classes underperformed the Lipper Average. During the six-month period, all share classes of the Portfolio also outperformed against the benchmark, with SCB Class shares returning -18.33% versus the Russell 2000 Index -19.01%; Advisor Class and SCB Class shares underperformed the Lipper Average, while Class Z shares outperformed.

The US small-cap market was able to close the fourth quarter of 2021 with small gains despite deep supply-chain issues and increasing inflation. A significant sell-off in the market started in the first quarter of 2022 when the US Federal Reserve (the “Fed”) adopted a strong hawkish stance in response to the inflation readings that reached a 40-year-high. Russia’s invasion of Ukraine in February brought geopolitical risks to the fore. Worries about rising inflation and slowing economic growth drove the markets and led to the inversion of the US Treasury yield curve. The Fed continued with a series of 75 basis points interest-rate hikes throughout the year as the inflation proved persistent. Resulting risk-off sentiment led to continued decline in the markets.

The Portfolio continues to maintain strategic exposures to attractive valuation, high-profitability and positive-sentiment stocks, which tend to outperform over the long-term. During the 12-month reporting period, the Portfolio’s defensive exposure to low-beta (a measure of volatility relative to the benchmark), low-residual volatility stocks contributed to performance, relative to the benchmark. Stock selection in industrials and technology sectors also meaningfully contributed to the Portfolio’s outperformance, whereas underweight positioning in the oil and gas exploration space detracted.

The Portfolio utilized derivatives in the form of futures for hedging purposes, which detracted from absolute returns for both periods.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity

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Portfolio Manager Commentary (continued)

securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 10 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex USA Small Cap (net), for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Over both periods, all share classes of the Portfolio underperformed the benchmark, and outperformed the Lipper Average. Over both periods, the deteriorating macro-economic outlook and increase in geopolitical concerns increased investor risk-aversion and served as a headwind against the Portfolio’s approach of identifying stocks that are mispriced relative to their long-term, normalized earnings power and their financial and operational risks.

For the 12-month period, weak sector selection and security selection drove the underperformance, relative to the benchmark, as the onset of the Russian invasion of Ukraine caused a spike in energy prices. As a result, the Portfolio’s underweight to the energy sector, which outperformed the broader index by close to 50%, detracted from returns. The increase in risk aversion also caused stock selection in more

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Portfolio Manager Commentary (continued)

defensive sectors such as real estate, utilities and consumer staples to detract. This was partially offset by gains from stock selection within technology.

In the six-month period, negative stock selection was the primary driver of underperformance. Security selection was weakest within health care, consumer staples, materials and industrials, while stronger selection within technology and communication services helped to moderate the underperformance. Stock selection in Japan detracted, but was partially offset by stronger stock selection in the United Kingdom.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute performance for the six-month period, and added for the 12-month period.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA, which includes both developed- and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA and may invest in issuers in countries outside of the MSCI ACWI ex USA. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 10 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex USA (net), for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

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4	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

During the 12-month period, all share classes of the Portfolio underperformed the benchmark but outperformed the Lipper Average. Sector selection was negative, relative to the benchmark, mainly from an overweight to the technology sector, which lagged the market. Country selection was also negative, as overweights to the Netherlands and South Korea detracted. Stock selection was positive, helped by oil and gas producers, which benefited from disruptions to energy markets related to the Russia/Ukraine conflict; health-care, consumer-staples and telecommunications holdings, which proved their defensive nature in volatile times; and companies with post-COVID re-opening exposure.

During the six-month period, all share classes of Portfolio underperformed the benchmark but outperformed the Lipper Average. Country selection detracted, mostly due to an overweight to Zambia through a holding in a metals producer. Security selection was negative, with detractors from mining companies and Asian technology companies, impacted by a global demand slowdown; salmon farmers in Norway, which fell following a jump in Norwegian corporate tax rates; and banks in South Korea and eastern Europe, seen as negatively exposed to macroeconomic trends. Sector selection was positive, with overweights to the consumer-discretionary and energy sectors and an underweight to the materials sector contributing.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for both periods.

2022 Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook;

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6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small- and mid-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small- and mid-capitalization capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse

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Disclosures and Risks (continued)

effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

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8	Bernstein Fund, Inc.

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2022 Annual Report	9

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1]					12/29/2015
SCB Class Shares	-18.33%	-21.18%	2.53%	4.95%
Advisor Class Shares	-18.25%	-21.02%	2.76%	5.19%
Class Z Shares	-18.20%	-20.95%	2.81%	5.22%
Russell 2000 Index	-19.01%	-23.50%	3.55%	6.89%
Lipper Small-Cap Core Funds Average	-18.22%	-17.55%	3.47%	6.55%

International Small Cap Portfolio[2]					12/21/2015
SCB Class Shares	-25.59%	-31.01%	-3.22%	1.49%
Advisor Class Shares	-25.46%	-30.81%	-2.96%	1.74%
Class Z Shares	-25.46%	-30.81%	-2.96%	1.74%
MSCI ACWI ex USA Small Cap (net)	-24.45%	-28.93%	-0.56%	3.64%
Lipper International Small/Mid-Cap Growth Funds Average	-25.61%	-34.24%	-1.32%	2.92%

International Strategic Equities Portfolio[3]					12/21/2015
SCB Class Shares	-22.93%	-26.13%	-2.75%	1.72%
Advisor Class Shares	-22.87%	-25.96%	-2.51%	1.95%
Class Z Shares	-22.92%	-26.01%	-2.52%	1.95%
MSCI ACWI ex USA (net)	-22.27%	-25.17%	-0.81%	3.16%
Lipper International Multi-Cap Growth Funds Average	-24.24%	-32.36%	-1.01%	2.69%

1	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.14%, 0.89% and 0.87% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.32%, 1.07% and 1.07% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 0.95%, 0.70% and 0.71% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note About Historical Performance on pages 6-9.

(Historical Performance continued on next page)

10	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2022.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note About Historical Performance on pages 6-9.

2022 Annual Report	11

Expense Example—September 30, 2022 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2022	ENDING ACCOUNT VALUE SEPTEMBER 30, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$816.70	$5.10	1.12%
Hypothetical**	$1,000	$1,019.45	$5.67	1.12%
Advisor Class
Actual	$1,000	$817.50	$3.96	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class Z
Actual	$1,000	$818.00	$3.92	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$744.10	$5.82	1.33%
Hypothetical**	$1,000	$1,018.40	$6.73	1.33%
Advisor Class
Actual	$1,000	$745.40	$4.73	1.08%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%
Class Z
Actual	$1,000	$745.40	$4.73	1.08%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$770.70	$4.26	0.96%
Hypothetical**	$1,000	$1,020.26	$4.86	0.96%
Advisor Class
Actual	$1,000	$771.30	$3.15	0.71%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%
Class Z
Actual	$1,000	$770.80	$3.20	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	Bernstein Fund, Inc.

Portfolio Summary—September 30, 2022 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Health Care	19.3%
Financials	16.4
Industrials	16.2
Information Technology	15.6
Consumer Discretionary	10.9
Energy	6.8
Real Estate	5.7
Materials	3.2
Utilities	2.5
Consumer Staples	2.2
Communication Services	1.2

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Industrials	21.5%
Consumer Discretionary	13.5
Information Technology	11.2
Financials	10.9
Materials	10.8
Communication Services	8.7
Health Care	6.3
Real Estate	6.0
Energy	4.1
Consumer Staples	3.4
Utilities	2.1
Funds and Investment Trusts	1.5

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	17.9%
Consumer Discretionary	16.0
Information Technology	10.5
Industrials	10.4
Health Care	9.2
Consumer Staples	7.5
Energy	7.4
Communication Services	7.4
Materials	6.2
Utilities	4.2
Real Estate	3.3

1	All data are as of September 30, 2022. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 9.2% in MSCI EM Index countries, 11.0% in MSCI EAFE Index countries and 1.7% in other emerging-market countries.

3	“Other” represents 4.6% in MSCI EM Index countries, 8.3% in MSCI EAFE Index countries and 1.4% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2022 Annual Report	13

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

Health Care–19.2%
Biotechnology–7.8%
Arcus Biosciences, Inc.(a)	52,120	$1,363,459
Arrowhead Pharmaceuticals, Inc.(a)	64,492	2,131,461
Ascendis Pharma A/S (ADR)(a)	10,027	1,035,388
AVEO Pharmaceuticals, Inc.(a)	124,650	1,025,870
Blueprint Medicines Corp.(a)	33,705	2,220,822
Coherus Biosciences, Inc.(a)	122,049	1,172,891
Cytokinetics, Inc.(a)	41,160	1,994,202
Denali Therapeutics, Inc.(a)	41,960	1,287,752
Eagle Pharmaceuticals, Inc./DE(a)	22,532	595,295
Emergent BioSolutions, Inc.(a)	27,391	574,937
Erasca, Inc.(a)	128,090	999,102
Gossamer Bio, Inc.(a)	148,270	1,776,275
Halozyme Therapeutics, Inc.(a)	72,522	2,867,520
Insmed, Inc.(a)	111,981	2,412,071
Instil Bio, Inc.(a)	141,380	684,279
Intellia Therapeutics, Inc.(a)	42,360	2,370,466
IVERIC bio, Inc.(a)	88,160	1,581,590
Karuna Therapeutics, Inc.(a)	15,534	3,494,063
Legend Biotech Corp. (ADR)(a)	23,550	960,840
Mirati Therapeutics, Inc.(a)	13,271	926,847
Natera, Inc.(a)	16,087	704,932
PTC Therapeutics, Inc.(a)	38,020	1,908,604
Recursion Pharmaceuticals, Inc.–Class A(a)	196,510	2,090,866
Relay Therapeutics, Inc.(a)	59,930	1,340,634
Sarepta Therapeutics, Inc.(a)	9,210	1,018,073
Syndax Pharmaceuticals, Inc.(a)	57,120	1,372,594
Twist Bioscience Corp.(a)	25,405	895,272
Ultragenyx Pharmaceutical, Inc.(a)	29,394	1,217,206
Vericel Corp.(a)	54,460	1,263,472
Verve Therapeutics, Inc.(a)	36,270	1,245,874
Vir Biotechnology, Inc.(a)	75,917	1,463,680
Y-mAbs Therapeutics, Inc.(a)	109,239	1,575,226
Zentalis Pharmaceuticals, Inc.(a)	34,370	744,454

		48,316,017

Health Care Equipment & Supplies–3.3%
CONMED Corp.	23,779	1,906,363
Integer Holdings Corp.(a)	49,130	3,057,360
iRhythm Technologies, Inc.(a)	32,415	4,060,951
Lantheus Holdings, Inc.(a)	63,440	4,461,735
Meridian Bioscience, Inc.(a)	98,264	3,098,264
Mesa Laboratories, Inc.	7,340	1,033,692
Orthofix Medical, Inc.(a)	80,440	1,537,208
STAAR Surgical Co.(a)	25,550	1,802,553

		20,958,126

Health Care Providers & Services–4.0%
AMN Healthcare Services, Inc.(a)	45,775	4,850,319
Chemed Corp.	7,535	3,289,480
ModivCare, Inc.(a)	23,990	2,391,323
Option Care Health, Inc.(a)	109,720	3,452,888
Owens & Minor, Inc.	60,670	1,462,147
Pediatrix Medical Group, Inc.(a)	158,170	2,611,387
R1 RCM, Inc.(a)	160,850	2,980,551
Tenet Healthcare Corp.(a)	71,137	3,669,246

		24,707,341

Health Care Technology–1.6%
Change Healthcare, Inc.(a)	125,230	3,442,573
Computer Programs & Systems, Inc.(a)	114,540	3,193,375
Health Catalyst, Inc.(a)	86,254	836,664
NextGen Healthcare, Inc.(a)	136,880	2,422,776

		9,895,388

Life Sciences Tools & Services–1.7%
ICON PLC(a)	9,955	1,829,530
Medpace Holdings, Inc.(a)	26,932	4,232,902
NeoGenomics, Inc.(a)	55,720	479,749
Repligen Corp.(a)	10,136	1,896,547
Syneos Health, Inc.(a)	43,206	2,037,163

		10,475,891

Pharmaceuticals–0.8%
Corcept Therapeutics, Inc.(a)	69,464	1,781,057
Intra-Cellular Therapies, Inc.(a)	48,530	2,258,101
Revance Therapeutics, Inc.(a)	32,047	865,269

		4,904,427

		119,257,190

Financials–16.3%
Banks–8.9%
1st Source Corp.	50,437	2,335,233
Associated Banc-Corp.	193,710	3,889,697
Bancorp, Inc. (The)(a)	136,568	3,001,765
Bank of NT Butterfield & Son Ltd. (The)	46,720	1,516,531
Cathay General Bancorp	68,550	2,636,433
Civista Bancshares, Inc.	141,839	2,944,578
Community Trust Bancorp, Inc.	72,960	2,958,528
First BanCorp./Puerto Rico	290,210	3,970,073
First Citizens BancShares, Inc./NC–Class A	3,353	2,673,783
Great Southern Bancorp, Inc.	44,229	2,524,149
Hilltop Holdings, Inc.	131,056	3,256,742
Home BancShares, Inc./AR	152,270	3,427,598
International Bancshares Corp.	79,390	3,374,075
Northeast Bank	91,941	3,371,476
Republic Bancorp, Inc./KY–Class A	52,740	2,019,942
Synovus Financial Corp.	82,832	3,107,028
Texas Capital Bancshares, Inc.(a)	42,170	2,489,295
Western Alliance Bancorp	38,980	2,562,545
Wintrust Financial Corp.	41,050	3,347,627

		55,407,098

Capital Markets–1.1%
Evercore, Inc.–Class A	27,032	2,223,382

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Houlihan Lokey, Inc.	57,596	$4,341,586

		6,564,968

Consumer Finance–0.7%
Nelnet, Inc.–Class A	39,533	3,130,618
OneMain Holdings, Inc.	49,464	1,460,178

		4,590,796

Insurance–2.4%
Assured Guaranty Ltd.	52,060	2,522,307
Hanover Insurance Group, Inc. (The)	24,840	3,182,998
Kinsale Capital Group, Inc.	19,100	4,878,522
Palomar Holdings, Inc.(a)	30,090	2,519,135
Primerica, Inc.	11,890	1,467,820

		14,570,782

Mortgage Real Estate Investment Trusts (REITs)–0.4%
Ellington Financial, Inc.	117,851	1,339,966
PennyMac Mortgage Investment Trust	99,930	1,177,175

		2,517,141

Thrifts & Mortgage Finance–2.8%
BankUnited, Inc.	121,229	4,142,395
Essent Group Ltd.	83,977	2,928,278
Flagstar Bancorp, Inc.	70,516	2,355,234
MGIC Investment Corp.	266,780	3,420,120
Mr Cooper Group, Inc.(a)	81,490	3,300,345
PennyMac Financial Services, Inc.	32,538	1,395,880

		17,542,252

		101,193,037

Industrials–16.1%
Aerospace & Defense–0.3%
Curtiss-Wright Corp.	13,760	1,914,842

Air Freight & Logistics–0.3%
Radiant Logistics, Inc.(a)	343,333	1,953,565

Building Products–1.7%
Builders FirstSource, Inc.(a)	44,607	2,628,245
Masonite International Corp.(a)	25,120	1,790,805
Simpson Manufacturing Co., Inc.	30,835	2,417,464
UFP Industries, Inc.	48,777	3,519,748

		10,356,262

Commercial Services & Supplies–0.6%
Tetra Tech, Inc.	28,892	3,713,489

Construction & Engineering–3.6%
AECOM	46,757	3,196,776
Arcosa, Inc.	48,710	2,785,238
Comfort Systems USA, Inc.	47,434	4,616,751
EMCOR Group, Inc.	41,730	4,818,980
MasTec, Inc.(a)	38,374	2,436,749
WillScot Mobile Mini Holdings Corp.(a)	119,700	4,827,501

		22,681,995

Electrical Equipment–0.4%
Regal Rexnord Corp.	18,670	2,620,521

Machinery–2.0%
Kadant, Inc.	15,600	2,602,236
Oshkosh Corp.	37,740	2,652,745
Shyft Group, Inc. (The)	83,770	1,711,421
Terex Corp.	67,380	2,003,881
Wabash National Corp.	206,941	3,220,002

		12,190,285

Marine–0.5%
Kirby Corp.(a)	21,890	1,330,255
Star Bulk Carriers Corp.	115,790	2,024,009

		3,354,264

Professional Services–3.5%
CACI International, Inc.–Class A(a)	6,426	1,677,571
Insperity, Inc.	45,671	4,662,552
KBR, Inc.	65,224	2,818,981
Kforce, Inc.	54,640	3,204,636
Korn Ferry	73,700	3,460,215
Science Applications International Corp.	24,790	2,192,180
TriNet Group, Inc.(a)	50,230	3,577,381

		21,593,516

Road & Rail–0.6%
ArcBest Corp.	48,672	3,539,915

Trading Companies & Distributors–2.6%
Applied Industrial Technologies, Inc.	38,577	3,964,944
Boise Cascade Co.	49,552	2,946,362
GMS, Inc.(a)	76,551	3,062,806
MRC Global, Inc.(a)	343,490	2,469,693
Rush Enterprises, Inc.–Class A	81,270	3,564,502

		16,008,307

		99,926,961

Information Technology–15.6%
Communications Equipment–0.4%
Lumentum Holdings, Inc.(a)	33,110	2,270,353

Electronic Equipment, Instruments & Components–4.3%
Allegro MicroSystems, Inc.(a)	115,920	2,532,852
Avnet, Inc.	80,980	2,924,998
Fabrinet(a)	24,738	2,361,242
Insight Enterprises, Inc.(a)	40,480	3,335,957
Jabil, Inc.	63,159	3,644,906
OSI Systems, Inc.(a)	30,452	2,194,371
Sanmina Corp.(a)	84,596	3,898,184
TD SYNNEX Corp.	28,633	2,324,713
TTM Technologies, Inc.(a)	254,330	3,352,069

		26,569,292

IT Services–2.6%
Concentrix Corp.	15,933	1,778,601
EVERTEC, Inc.	81,834	2,565,496
Maximus, Inc.	59,051	3,417,281
Perficient, Inc.(a)	42,026	2,732,530
TTEC Holdings, Inc.	29,680	1,315,121

2022 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
WNS Holdings Ltd. (ADR)(a)	53,182	$4,352,415

		16,161,444

Semiconductors & Semiconductor Equipment–2.8%
Kulicke & Soffa Industries, Inc.	80,913	3,117,578
Lattice Semiconductor Corp.(a)	39,768	1,956,983
MACOM Technology Solutions Holdings, Inc.(a)	69,550	3,601,995
Onto Innovation, Inc.(a)	51,040	3,269,112
SMART Global Holdings, Inc.(a)	171,560	2,722,657
Synaptics, Inc.(a)	26,579	2,631,587

		17,299,912

Software–5.5%
A10 Networks, Inc.	286,950	3,807,826
ACI Worldwide, Inc.(a)	134,100	2,802,690
Box, Inc.–Class A(a)	131,400	3,204,846
CommVault Systems, Inc.(a)	74,518	3,952,435
Consensus Cloud Solutions, Inc.(a)	26,223	1,240,348
Manhattan Associates, Inc.(a)	28,135	3,742,799
MicroStrategy, Inc.–Class A(a)	3,290	698,335
NCR Corp.(a)	82,459	1,567,546
Progress Software Corp.	71,561	3,044,920
Qualys, Inc.(a)	31,100	4,335,029
SPS Commerce, Inc.(a)	33,200	4,124,436
Varonis Systems, Inc.(a)	64,340	1,706,297

		34,227,507

		96,528,508

Consumer Discretionary–10.8%
Auto Components–1.3%
Dana, Inc.	144,590	1,652,664
Fox Factory Holding Corp.(a)	30,260	2,392,961
Goodyear Tire & Rubber Co. (The)(a)	265,580	2,679,702
Patrick Industries, Inc.	28,562	1,252,158

		7,977,485

Automobiles–0.5%
Thor Industries, Inc.	21,957	1,536,551
Winnebago Industries, Inc.	28,686	1,526,382

		3,062,933

Diversified Consumer Services–1.9%
Adtalem Global Education, Inc.(a)	108,280	3,946,806
Hillenbrand, Inc.	98,212	3,606,345
Mister Car Wash, Inc.(a)	124,780	1,070,612
Perdoceo Education Corp.(a)	299,602	3,085,901

		11,709,664

Hotels, Restaurants & Leisure–3.0%
Churchill Downs, Inc.	16,630	3,062,414
Dine Brands Global, Inc.	49,470	3,144,313
Hilton Grand Vacations, Inc.(a)	88,050	2,895,965
Marriott Vacations Worldwide Corp.	22,896	2,790,107
Papa John’s International, Inc.	42,000	2,940,420
Planet Fitness, Inc.–Class A(a)	31,473	1,814,733
Travel & Leisure Co.	57,381	1,957,840

		18,605,792

Household Durables–1.6%
KB Home	121,570	3,151,095
Lovesac Co. (The)(a)	30,903	629,803
Taylor Morrison Home Corp.(a)	169,641	3,956,028
TopBuild Corp.(a)	14,676	2,418,311

		10,155,237

Leisure Products–0.1%
MasterCraft Boat Holdings, Inc.(a)	48,685	917,712

Specialty Retail–0.8%
Citi Trends, Inc.(a)	69,370	1,075,928
Lithia Motors, Inc.	9,498	2,037,796
Sally Beauty Holdings, Inc.(a)	138,400	1,743,840

		4,857,564

Textiles, Apparel & Luxury Goods–1.6%
Carter’s, Inc.	30,000	1,965,900
Crocs, Inc.(a)	42,522	2,919,560
Deckers Outdoor Corp.(a)	6,260	1,956,939
Oxford Industries, Inc.	31,845	2,859,044

		9,701,443

		66,987,830

Energy–6.8%
Energy Equipment & Services–1.6%
Cactus, Inc.–Class A	48,160	1,850,789
ChampionX Corp.	160,010	3,131,396
Helmerich & Payne, Inc.	45,030	1,664,759
Oceaneering International, Inc.(a)	129,500	1,030,820
Patterson-UTI Energy, Inc.	195,790	2,286,827

		9,964,591

Oil, Gas & Consumable Fuels–5.2%
Antero Resources Corp.(a)	75,490	2,304,710
Chord Energy Corp.	30,780	4,209,781
HF Sinclair Corp.	71,532	3,851,283
Magnolia Oil & Gas Corp.–Class A	186,550	3,695,555
Matador Resources Co.	97,200	4,755,024
Ovintiv, Inc.	69,830	3,212,180
PBF Energy, Inc.–Class A(a)	117,970	4,147,825
PDC Energy, Inc.	63,590	3,674,866
Teekay Tankers Ltd.–Class A(a)	74,415	2,049,389

		31,900,613

		41,865,204

Real Estate–5.7%
Equity Real Estate Investment Trusts (REITs)–5.1%
Alexander & Baldwin, Inc.(a)	171,509	2,843,619
Apple Hospitality REIT, Inc.	241,860	3,400,552
Armada Hoffler Properties, Inc.	173,950	1,805,601
CareTrust REIT, Inc.	75,347	1,364,534
Cousins Properties, Inc.	48,306	1,127,945
First Industrial Realty Trust, Inc.	49,856	2,234,047
Healthcare Realty Trust, Inc.	106,430	2,219,066

16	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Industrial Logistics Properties Trust	96,380	$530,090
NexPoint Residential Trust, Inc.	49,210	2,273,994
Physicians Realty Trust	151,582	2,279,793
RLJ Lodging Trust	293,659	2,971,829
Sabra Health Care REIT, Inc.	207,190	2,718,333
STAG Industrial, Inc.	91,124	2,590,655
Terreno Realty Corp.	35,224	1,866,520
VICI Properties, Inc.	51,757	1,544,947

		31,771,525

Real Estate Management & Development–0.6%
Anywhere Real Estate, Inc.(a)	205,091	1,663,288
RE/MAX Holdings, Inc.–Class A	95,093	1,798,208

		3,461,496

		35,233,021

Materials–3.2%
Chemicals–1.5%
AdvanSix, Inc.	86,330	2,771,193
Huntsman Corp.	107,875	2,647,252
Innospec, Inc.	29,290	2,509,274
Orion Engineered Carbons SA	73,990	987,767

		8,915,486

Metals & Mining–1.3%
B2Gold Corp.	436,440	1,405,337
Commercial Metals Co.	73,232	2,598,272
Reliance Steel & Aluminum Co.	17,822	3,108,335
Schnitzer Steel Industries, Inc.–Class A	38,420	1,093,433

		8,205,377

Paper & Forest Products–0.4%
Louisiana-Pacific Corp.	47,815	2,447,650

		19,568,513

Utilities–2.5%
Electric Utilities–1.6%
ALLETE, Inc.	72,710	3,639,135
IDACORP, Inc.	28,340	2,805,943
Portland General Electric Co.	76,410	3,320,779

		9,765,857

Gas Utilities–0.4%
Chesapeake Utilities Corp.	21,720	2,506,271

Multi-Utilities–0.5%
NorthWestern Corp.	60,435	2,978,237

		15,250,365

Consumer Staples–2.2%
Food & Staples Retailing–0.3%
Village Super Market, Inc.–Class A	104,068	2,011,634

Food Products–1.6%
Cal-Maine Foods, Inc.	45,210	2,513,224
Hain Celestial Group, Inc. (The)(a)	110,535	1,865,831
John B Sanfilippo & Son, Inc.	39,555	2,995,500
Nomad Foods Ltd.(a)	194,110	2,756,362

		10,130,917

Personal Products–0.3%
USANA Health Sciences, Inc.(a)	27,150	1,521,758

		13,664,309

Communication Services–1.2%
Entertainment–0.1%
IMAX Corp.(a)	61,810	872,757

Interactive Media & Services–0.5%
Ziff Davis, Inc.(a)	43,809	3,000,041

Media–0.6%
Nexstar Media Group, Inc.–Class A	22,398	3,737,106

		7,609,904

Total Common Stocks (cost $564,161,755)		617,084,842

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.58%(b)(c)(d) (cost $1,374,218)	1,374,218	1,374,218

Total Investments—99.8% (cost $565,535,973)		618,459,060

Other assets less liabilities—0.2%		1,348,884

Net Assets—100.0%		$619,807,944

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Futures	160	December 2022	$13,358,400	$(1,947,483)

2022 Annual Report	17

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

18	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–95.2%

Industrials–20.7%
Aerospace & Defense–2.1%
Babcock International Group PLC(a)	1,431,128	$4,419,216
QinetiQ Group PLC	596,565	2,176,992
Saab AB–Class B	458,606	14,288,718

		20,884,926

Air Freight & Logistics–0.4%
Cia de Distribucion Integral Logista Holdings SA	126,952	2,313,561
Mitsui-Soko Holdings Co., Ltd.	53,700	1,139,334

		3,452,895

Airlines–0.4%
Wizz Air Holdings PLC(a)(b)	237,496	4,131,198

Building Products–0.8%
Bunka Shutter Co., Ltd.	316,800	2,244,210
Fletcher Building Ltd.	1,526,150	4,134,094
Inwido AB	216,876	1,705,517

		8,083,821

Commercial Services & Supplies–1.8%
Biffa PLC(b)	1,976,282	9,091,265
Downer EDI Ltd.	2,133,090	6,239,296
Intrum AB	75,520	949,189
Serco Group PLC	1,220,668	2,117,273

		18,397,023

Construction & Engineering–1.8%
Balfour Beatty PLC	2,289,174	7,831,514
Hazama Ando Corp.	1,470,700	8,490,748
Veidekke ASA	256,810	1,921,085

		18,243,347

Electrical Equipment–2.3%
Fuji Electric Co., Ltd.	255,100	9,349,634
Luceco PLC(b)	330,205	303,997
Nexans SA	97,920	8,716,647
TKH Group NV	155,399	5,034,279

		23,404,557

Industrial Conglomerates–1.1%
Bidvest Group Ltd. (The)	753,200	8,178,670
Chargeurs SA	87,060	1,003,422
Sembcorp Industries Ltd.	938,000	2,003,466

		11,185,558

Machinery–4.7%
Amada Co., Ltd.	1,308,100	8,888,401
ANDRITZ AG	62,810	2,658,106
ATS Automation Tooling Systems, Inc.(a)	345,637	9,122,905
Duerr AG	209,095	4,347,882
Ebara Corp.	68,000	2,215,793
IMI PLC	162,810	2,013,323
Kawasaki Heavy Industries Ltd.	284,600	4,316,839
Morgan Advanced Materials PLC	677,890	1,718,159
Nabtesco Corp.	290,800	5,948,759
Turk Traktor ve Ziraat Makineleri AS	117,500	1,771,166
Valmet Oyj	94,760	1,915,689
YAMABIKO Corp.	276,800	2,119,175

		47,036,197

Marine–0.2%
Golden Ocean Group Ltd.	237,951	1,779,491

Professional Services–2.2%
BayCurrent Consulting, Inc.	10,000	2,594,333
Danel Adir Yeoshua Ltd.	19,500	2,039,235
Dip Corp.	283,900	7,211,934
NICE Information Service Co., Ltd.	108,024	1,002,987
Teleperformance	20,780	5,271,549
UT Group Co., Ltd.	261,900	4,300,411

		22,420,449

Road & Rail–0.7%
Hamakyorex Co., Ltd.	51,800	1,122,473
Maruzen Showa Unyu Co., Ltd.	50,300	1,065,670
Redde Northgate PLC	461,870	1,492,954
Senko Group Holdings Co., Ltd.	372,800	2,463,409
Trancom Co., Ltd.	22,300	1,172,412

		7,316,918

Trading Companies & Distributors–1.0%
Howden Joinery Group PLC	305,640	1,707,470
Inaba Denki Sangyo Co., Ltd.	124,900	2,354,387
Russel Metals, Inc.	105,225	1,957,710
Solar A/S–Class B	27,288	1,786,125
Yuasa Trading Co., Ltd.	95,500	2,311,100

		10,116,792

Transportation Infrastructure–1.2%
Anhui Expressway Co., Ltd.–Class H	2,956,000	1,879,795
Grupo Aeroportuario del Centro Norte SAB de CV	1,216,552	7,652,870
Sumitomo Warehouse Co., Ltd. (The)	168,800	2,293,577

		11,826,242

		208,279,414

Consumer Discretionary–13.0%
Auto Components–2.5%
Faurecia SE(a)	395,578	4,282,059
Mahle-Metal Leve SA	427,600	1,843,776
Nexteer Automotive Group Ltd.	2,060,000	1,113,499
NGK Spark Plug Co., Ltd.	143,300	2,541,503
PWR Holdings Ltd.	434,740	2,353,602
Schaeffler AG (Preference Shares)	411,700	1,846,549
Toyo Tire Corp.	672,794	7,323,074
Tube Investments of India Ltd.	104,647	3,466,904

		24,770,966

2022 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Automobiles–0.4%
Piaggio & C SpA	1,984,869	$3,996,585

Diversified Consumer Services–0.7%
Benesse Holdings, Inc.	464,800	6,920,493

Hotels, Restaurants & Leisure–3.6%
Domino’s Pizza Group PLC	775,261	1,926,865
Entain PLC	459,752	5,497,005
Greggs PLC	116,263	2,196,217
Jollibee Foods Corp.	2,325,880	9,074,339
Jumbo Interactive Ltd.	251,460	1,917,703
KFC Holdings Japan Ltd.	114,300	2,138,642
Kindred Group PLC (SDR)	792,369	5,937,608
Tongcheng Travel Holdings Ltd.(a)	4,162,000	8,122,161

		36,810,540

Household Durables–1.0%
Ki-Star Real Estate Co., Ltd.	181,500	5,448,355
Redrow PLC	847,956	3,733,671
Vistry Group PLC	114,260	751,429

		9,933,455

Leisure Products–1.0%
BRP, Inc.	108,845	6,704,761
MIPS AB(b)	30,464	904,329
Sega Sammy Holdings, Inc.	168,400	2,293,530

		9,902,620

Multiline Retail–0.4%
Europris ASA(b)	429,414	2,147,634
Warehouse Group Ltd. (The)	1,165,510	2,015,538

		4,163,172

Specialty Retail–1.2%
Delek Automotive Systems Ltd.	205,270	2,771,295
EDION Corp.	259,400	2,109,817
Kohnan Shoji Co., Ltd.	88,900	2,077,860
Mobilezone Holding AG (REG)	81,487	1,219,148
Pet Valu Holdings Ltd.	101,491	2,553,163
Sleep Country Canada Holdings, Inc.(b)	108,970	1,930,355

		12,661,638

Textiles, Apparel & Luxury Goods–2.2%
Asics Corp.	561,500	8,942,468
Handsome Co., Ltd.	76,556	1,362,544
HUGO BOSS AG	102,391	4,767,409
JNBY Design Ltd.(b)	1,194,500	1,165,374
Marimekko Oyj	177,880	1,508,718
Pandora A/S	87,744	4,103,459

		21,849,972

		131,009,441

Information Technology–10.8%
Communications Equipment–0.7%
Sterlite Technologies Ltd.	2,860,052	5,765,307
VTech Holdings Ltd.	282,700	1,620,858

		7,386,165

Electronic Equipment, Instruments & Components–3.0%
Anritsu Corp.	201,200	2,187,272
E Ink Holdings, Inc.	2,382,000	15,725,808
Horiba Ltd.	2,900	112,479
Kaga Electronics Co., Ltd.	95,600	2,670,237
SOLUM Co., Ltd.(a)	235,823	3,084,654
Test Research, Inc.	1,013,000	1,975,065
Tong Hsing Electronic Industries Ltd.	853,000	4,434,325

		30,189,840

IT Services–0.8%
Computacenter PLC	88,353	1,906,915
Data#3 Ltd.	671,466	2,669,355
NSD Co., Ltd.	58,700	999,214
Sonata Software Ltd.	329,790	2,084,826

		7,660,310

Semiconductors & Semiconductor Equipment–4.2%
ASM International NV	24,111	5,398,623
ASPEED Technology, Inc.	33,000	1,816,241
BE Semiconductor Industries NV	22,413	959,508
Elan Microelectronics Corp.	469,000	1,222,179
Elite Semiconductor Microelectronics Technology, Inc.	337,000	669,964
Himax Technologies, Inc. (ADR)	607,023	2,937,991
LX Semicon Co., Ltd.	35,463	1,856,903
Melexis NV	31,230	2,112,784
Optorun Co., Ltd.	341,300	4,927,791
Phison Electronics Corp.	137,000	1,133,547
Pixart Imaging, Inc.	310,000	829,698
Rorze Corp.	91,900	4,436,773
Sanken Electric Co., Ltd.	150,600	4,600,547
SCREEN Holdings Co., Ltd.	39,700	2,154,079
Sino-American Silicon Products, Inc.	451,000	1,842,317
Sitronix Technology Corp.	163,000	837,444
Tokyo Seimitsu Co., Ltd.	75,800	2,229,828
u-blox Holding AG	21,283	2,577,400

		42,543,617

Software–1.0%
Hilan Ltd.	43,303	2,312,915
Iress Ltd.	319,783	1,823,729
Magic Software Enterprises Ltd.	52,859	818,460
Tanla Platforms Ltd.	536,326	5,117,763
Truecaller AB–Class B(a)	93,890	317,381

		10,390,248

Technology Hardware, Storage & Peripherals–1.1%
Asia Vital Components Co., Ltd.	2,316,000	8,068,322
Gigabyte Technology Co., Ltd.	91,000	251,627
Konica Minolta, Inc.	764,100	2,355,345

		10,675,294

		108,845,474

Financials–10.6%
Banks–4.4%
Aozora Bank Ltd.	68,800	1,230,035

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Bank of Ireland Group PLC	1,672,646	$10,728,325
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	29,172,000	2,591,893
Bank Pembangunan Daerah Jawa Timur Tbk PT	47,991,500	2,237,660
Bankinter SA	536,158	3,010,461
BAWAG Group AG(b)	162,574	6,988,776
BNK Financial Group, Inc.	438,540	1,831,028
Close Brothers Group PLC	154,680	1,592,091
Kiatnakin Phatra Bank PCL	1,190,500	2,169,854
Seven Bank Ltd.	660,900	1,184,076
Spar Nord Bank A/S	203,170	2,267,325
SpareBank 1 SMN	199,682	2,037,626
Sydbank AS	82,108	2,248,752
Virgin Money UK PLC	2,691,059	3,691,907

		43,809,809

Capital Markets–2.6%
Azimut Holding SpA	465,644	6,641,612
Banca Generali SpA	74,870	2,076,415
IG Group Holdings PLC	1,080,212	9,154,544
Intermediate Capital Group PLC	523,670	5,649,094
Man Group PLC/Jersey	926,456	2,293,974
Polar Capital Holdings PLC	170,419	789,668

		26,605,307

Consumer Finance–0.9%
Jaccs Co., Ltd.	93,300	2,317,992
Shriram Transport Finance Co., Ltd.	342,671	4,987,656
Sun Hung Kai & Co., Ltd.	4,246,000	1,529,377

		8,835,025

Diversified Financial Services–0.3%
REC Ltd.	2,179,913	2,507,787

Insurance–1.7%
Beazley PLC	1,669,811	10,408,943
Coface SA(a)	249,195	2,381,299
Protector Forsikring ASA	212,800	2,196,696
Santam Ltd.	169,337	2,324,719

		17,311,657

Thrifts & Mortgage Finance–0.7%
Home Capital Group, Inc.	355,457	7,076,460

		106,146,045

Materials–10.5%
Chemicals–3.7%
China General Plastics Corp.	202,224	130,220
Dongjin Semichem Co., Ltd.	79,540	1,449,243
Elkem ASA(b)	689,240	2,214,982
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,263,889	9,882,623
Hansol Chemical Co., Ltd.	29,811	3,484,695
Incitec Pivot Ltd.	3,222,174	7,326,809
Polyplex Corp. Ltd.	76,751	1,851,363
Tosoh Corp.	509,900	5,683,021
Zeon Corp.	539,700	4,769,791

		36,792,747

Construction Materials–0.2%
CSR Ltd.	566,856	1,615,382

Containers & Packaging–1.1%
Orora Ltd.	3,233,115	6,232,942
Rengo Co., Ltd.	839,900	4,890,669

		11,123,611

Metals & Mining–4.5%
APERAM SA	184,344	4,350,181
Central Asia Metals PLC	681,782	1,651,899
Champion Iron Ltd.	723,886	2,249,650
Endeavour Mining PLC	354,245	6,534,305
Fushan International Energy Group Ltd.	1,900,000	550,637
Grange Resources Ltd.	3,177,370	1,423,878
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS–Class D	4,033,589	2,587,164
Labrador Iron Ore Royalty Corp.	109,494	2,291,578
Lundin Mining Corp.	970,459	4,903,756
Mitsui Mining & Smelting Co., Ltd.	108,200	2,270,147
OZ Minerals Ltd.	511,093	8,455,160
Pan African Resources PLC	10,272,266	2,009,261
Perenti Global Ltd.	3,341,230	1,965,749
SSAB AB–Class B	592,671	2,525,654
Wesdome Gold Mines Ltd.(a)	245,150	1,657,582

		45,426,601

Paper & Forest Products–1.0%
Daiken Corp.	146,600	1,849,701
Interfor Corp.(a)	365,426	6,396,641
Ta Ann Holdings Bhd	2,535,000	1,765,808

		10,012,150

		104,970,491

Communication Services–8.4%
Diversified Telecommunication Services–0.2%
Telecom Egypt Co.	3,021,580	2,647,455

Entertainment–3.8%
Capcom Co., Ltd.	449,500	11,317,249
CTS Eventim AG & Co. KGaA(a)	51,440	2,116,338
GungHo Online Entertainment, Inc.	438,400	6,734,519
International Games System Co., Ltd.	886,000	9,988,635
Rovio Entertainment Oyj(b)	369,830	2,056,187
Soft-World International Corp.	482,000	1,067,655
Ubisoft Entertainment SA(a)	165,404	4,545,719

		37,826,302

Interactive Media & Services–0.1%
AfreecaTV Co., Ltd.	24,970	1,091,364

Media–4.3%
Affle India Ltd.(a)	184,258	2,816,771
Cogeco Communications, Inc.	118,378	6,179,634
Criteo SA (Sponsored ADR)(a)	278,893	7,538,478
IPSOS	23,270	1,039,917

2022 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Kadokawa Corp.	451,100	$8,270,879
Rightmove PLC	412,010	2,198,033
Stroeer SE & Co. KGaA	143,511	5,405,399
Sun TV Network Ltd.	1,339,249	8,347,925
Television Francaise 1	183,883	1,050,487

		42,847,523

		84,412,644

Health Care–6.1%
Biotechnology–1.0%
BioGaia AB–Class B	114,043	790,494
Clinuvel Pharmaceuticals Ltd.	132,351	1,569,892
Hugel, Inc.(a)	76,845	5,434,084
Pharma Mar SA	42,516	2,251,628

		10,046,098

Health Care Equipment & Supplies–2.1%
ConvaTec Group PLC(b)	2,993,112	6,802,060
Getinge AB–Class B	351,161	6,005,246
LivaNova PLC(a)	135,404	6,874,461
Riverstone Holdings Ltd.	4,454,800	1,783,471

		21,465,238

Health Care Providers & Services–0.6%
Australian Clinical Labs Ltd.(b)	674,640	1,524,993
Chularat Hospital PCL–Class F	24,378,800	2,378,420
Odontoprev SA	1,411,080	2,301,946

		6,205,359

Life Sciences Tools & Services–0.8%
Chemometec A/S	23,263	1,759,613
Gerresheimer AG	117,223	5,723,511

		7,483,124

Pharmaceuticals–1.6%
Chong Kun Dang Pharmaceutical Corp.	16,828	917,665
Faes Farma SA	496,093	1,797,134
Huons Co., Ltd.	37,076	819,292
Hypera SA	943,700	7,741,197
Mega Lifesciences PCL	1,867,400	2,289,694
Sanofi India Ltd.	29,225	2,074,163

		15,639,145

		60,838,964

Real Estate–5.8%
Equity Real Estate Investment Trusts (REITs)–3.0%
AIMS APAC REIT	2,543,900	2,261,548
Charter Hall Retail REIT	2,876,456	6,822,464
H&R Real Estate Investment Trust	243,360	1,832,225
Immobiliare Grande Distribuzione SIIQ SpA	669,751	1,828,136
Keppel Pacific Oak US REIT(b)	3,323,900	1,824,113
Killam Apartment Real Estate Investment Trust	570,280	6,295,848
Manulife US Real Estate Investment Trust(b)	4,141,400	1,752,922
Merlin Properties Socimi SA	236,820	1,827,343
Morguard North American Residential Real Estate Investment Trust	185,002	2,055,801
Regional REIT Ltd.(b)	2,548,170	1,818,057
Sasseur Real Estate Investment Trust(b)	4,009,200	1,967,407

		30,285,864

Real Estate Management & Development–2.8%
CA Immobilien Anlagen AG	345,323	10,266,618
Farglory Land Development Co., Ltd.	3,413,000	6,161,661
Grand City Properties SA	397,500	3,938,873
IWG PLC(a)	1,904,737	2,668,590
Kerry Properties Ltd.	902,500	1,710,750
Midea Real Estate Holding Ltd.(b)	1,917,200	1,796,811
Sirius Real Estate Ltd.	1,977,545	1,561,076

		28,104,379

		58,390,243

Energy–3.9%
Energy Equipment & Services–0.2%
Pason Systems, Inc.	227,239	2,174,756

Oil, Gas & Consumable Fuels–3.7%
Baytex Energy Corp.(a)	556,804	2,358,058
Beach Energy Ltd.	8,909,121	8,555,675
BW LPG Ltd.(b)	299,870	2,182,235
Cosmo Energy Holdings Co., Ltd.	265,500	6,849,919
Harbour Energy PLC	334,352	1,659,959
Itochu Enex Co., Ltd.	315,200	2,223,375
New Hope Corp., Ltd.	404,897	1,635,580
Semirara Mining & Power Corp.	3,333,100	2,204,644
Serica Energy PLC	552,648	2,295,967
VERBIO Vereinigte BioEnergie AG	39,438	2,327,125
Vermilion Energy, Inc.	129,999	2,782,836
Whitecap Resources, Inc.	376,248	2,380,575

		37,455,948

		39,630,704

Consumer Staples–3.3%
Beverages–0.8%
Royal Unibrew A/S	125,134	8,108,173

Food & Staples Retailing–1.1%
Arcs Co., Ltd.	143,500	2,047,756
Axfood AB	92,242	2,113,394
Grupo Comercial Chedraui SA de CV	837,590	2,481,224
Sheng Siong Group Ltd.	2,307,600	2,539,527
Sonae SGPS SA	1,936,770	1,562,121

		10,744,022

Food Products–1.0%
Astral Foods Ltd.	207,123	2,210,609
Austevoll Seafood ASA	638,154	4,326,309
Hokuto Corp.	174,800	2,290,329
Marfrig Global Foods SA	994,800	1,820,178

		10,647,425

22	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Personal Products–0.4%
TCI Co., Ltd.	950,000	$3,718,247

		33,217,867

Utilities–2.1%
Electric Utilities–0.7%
Elmera Group ASA(b)	587,628	833,781
Enea SA(a)	1,223,470	1,520,125
Genesis Energy Ltd.	2,991,078	4,578,352

		6,932,258

Independent Power and Renewable Electricity Producers–1.4%
Capital Power Corp.	403,273	13,692,043

		20,624,301

Total Common Stocks (cost $1,137,078,041)		956,365,588

INVESTMENT COMPANIES–1.5%
Funds and Investment Trusts–1.5%
iShares MSCI EAFE Small-Cap ETF(e) (cost $16,570,772)	297,360	14,505,221

SHORT-TERM INVESTMENTS–1.8%
Investment Companies–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.58%(c)(d)(e) (cost $18,404,113)	18,404,113	18,404,113

Total Investments—98.5% (cost $1,172,052,926)		989,274,922

Other assets less liabilities—1.5%		15,349,708

Net Assets—100.0%		$1,004,624,630

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	AUD	4,920	USD	3,432	10/20/2022	$284,781

Bank of America, NA	GBP	3,068	USD	3,549	11/17/2022	120,480

Bank of America, NA	USD	5,335	SEK	57,811	12/01/2022	(110,339)

Bank of America, NA	EUR	33,515	USD	32,376	12/08/2022	(623,064)

Barclays Bank PLC	AUD	5,754	USD	4,035	10/20/2022	354,065

Barclays Bank PLC	PHP	196,727	USD	3,478	10/27/2022	134,503

Barclays Bank PLC	USD	12,165	KRW	16,056,488	10/27/2022	(1,010,700)

Barclays Bank PLC	USD	7,957	MYR	35,142	12/15/2022	(433,844)

BNP Paribas SA	USD	4,051	AUD	5,754	10/20/2022	(370,069)

BNP Paribas SA	USD	3,599	CAD	4,732	10/27/2022	(173,304)

BNP Paribas SA	NZD	6,812	USD	4,202	11/18/2022	388,672

Citibank, NA	USD	12,994	ILS	44,507	10/19/2022	(498,732)

Citibank, NA	CAD	4,732	USD	3,669	10/27/2022	243,916

Citibank, NA	PHP	301,351	USD	5,294	10/27/2022	173,372

Goldman Sachs Bank USA	BRL	17,668	USD	3,283	10/04/2022	7,516

Goldman Sachs Bank USA	USD	3,268	BRL	17,668	10/04/2022	7,421

Goldman Sachs Bank USA	USD	3,260	BRL	17,668	11/03/2022	(8,242)

Goldman Sachs Bank USA	USD	19,834	INR	1,613,886	12/21/2022	(196,140)

HSBC Bank USA	TWD	102,747	USD	3,432	10/21/2022	203,813

HSBC Bank USA	USD	7,420	TWD	223,356	10/21/2022	(403,403)

Morgan Stanley Capital Services, Inc.	BRL	17,668	USD	3,268	10/04/2022	(7,421)

Morgan Stanley Capital Services, Inc.	USD	3,487	BRL	17,668	10/04/2022	(211,459)

Morgan Stanley Capital Services, Inc.	USD	3,314	AUD	4,920	10/20/2022	(166,891)

Morgan Stanley Capital Services, Inc.	USD	5,788	CNH	40,306	10/20/2022	(141,576)

Natwest Markets PLC	GBP	7,476	USD	8,884	11/17/2022	531,145

Standard Chartered Bank	TWD	557,767	USD	18,787	10/21/2022	1,263,910

Standard Chartered Bank	USD	3,066	KRW	3,988,968	10/27/2022	(294,469)

2022 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	GBP	5,621	USD	6,463	11/17/2022	$182,076

UBS AG	USD	5,296	JPY	749,684	12/02/2022	(84,918)

UBS AG	CHF	8,446	USD	8,751	12/07/2022	138,596

UBS AG	USD	22,479	CHF	21,977	12/07/2022	(68,680)

						$(768,985)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $51,436,476 or 5.1% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PHP—Philippine Peso

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

See notes to financial statements.

24	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

Financials–17.5%
Banks–13.8%
ABN AMRO Bank NV(a)	4,096,850	$36,709,262
Banco Bilbao Vizcaya Argentaria SA	20,438,070	91,682,017
CTBC Financial Holding Co., Ltd.	67,894,000	42,237,016
Erste Group Bank AG	2,348,909	51,493,165
Hana Financial Group, Inc.	3,828,830	94,016,839
KB Financial Group, Inc.	2,599,850	78,511,600
KB Financial Group, Inc. (ADR)	628,400	18,939,976
Mitsubishi UFJ Financial Group, Inc.	24,247,600	109,844,634
Natwest Group PLC	59,650,360	148,572,299
Oversea-Chinese Banking Corp., Ltd.	14,847,800	121,661,090
Sumitomo Mitsui Financial Group, Inc.	4,083,300	113,195,102

		906,863,000

Consumer Finance–0.0%
Isracard Ltd.	1	3

Insurance–3.7%
BB Seguridade Participacoes SA	19,514,800	96,120,614
NN Group NV	1,103,830	42,932,285
Ping An Insurance Group Co. of China Ltd.–Class H	20,643,000	102,983,683

		242,036,582

		1,148,899,585

Consumer Discretionary–15.6%
Automobiles–5.5%
Honda Motor Co., Ltd.	2,435,100	52,855,728
Kia Corp.	2,067,180	102,887,615
Stellantis NV	7,611,717	90,022,580
Suzuki Motor Corp.	3,782,900	117,762,118

		363,528,041

Hotels, Restaurants & Leisure–1.6%
Compass Group PLC	5,320,920	105,952,317

Household Durables–0.5%
Persimmon PLC	2,073,870	28,362,810

Internet & Direct Marketing Retail–1.9%
Alibaba Group Holding Ltd.(b)	8,495,620	84,780,645
JD.com, Inc.–Class A	1,564,247	39,463,108

		124,243,753

Leisure Products–1.4%
Bandai Namco Holdings, Inc.	1,407,400	91,717,807

Textiles, Apparel & Luxury Goods–4.7%
Burberry Group PLC	3,931,130	78,526,202
Li Ning Co., Ltd.	6,186,000	46,938,643
LVMH Moet Hennessy Louis Vuitton SE	312,900	184,477,916

		309,942,761

		1,023,747,489

Information Technology–10.2%
IT Services–1.0%
GDS Holdings Ltd.–Class A(b)	9,819,800	21,605,130
Tata Consultancy Services Ltd.	1,314,915	48,236,688

		69,841,818

Semiconductors & Semiconductor Equipment–5.6%
Novatek Microelectronics Corp.	6,091,000	41,687,540
Realtek Semiconductor Corp.	2,761,000	23,308,587
SCREEN Holdings Co., Ltd.	445,000	24,145,217
Taiwan Semiconductor Manufacturing Co., Ltd.	12,159,000	161,172,299
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	491,980	33,730,149
United Microelectronics Corp.(b)	74,504,000	83,377,199

		367,420,991

Software–3.6%
Constellation Software, Inc./Canada	48,952	68,114,634
Dassault Systemes SE	4,828,530	166,705,269

		234,819,903

		672,082,712

Industrials–10.1%
Aerospace & Defense–1.9%
BAE Systems PLC	14,016,390	123,153,900

Electrical Equipment–4.0%
Contemporary Amperex Technology Co., Ltd.–Class A	616,524	34,713,243
Fuji Electric Co., Ltd.	1,675,500	61,408,513
NARI Technology Co., Ltd.–Class A	16,507,042	57,566,151
Nexans SA	510,570	45,449,945
Prysmian SpA	2,321,790	66,505,045

		265,642,897

Industrial Conglomerates–0.8%
Smiths Group PLC	3,124,350	52,042,229

Machinery–0.9%
Toyota Industries Corp.	1,272,400	60,783,466

Professional Services–2.5%
Wolters Kluwer NV	1,678,110	163,403,635

		665,026,127

Health Care–8.9%
Health Care Providers & Services–1.1%
Sonic Healthcare Ltd.	3,901,662	76,102,693

2022 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Pharmaceuticals–7.8%
Nippon Shinyaku Co., Ltd.	549,500	$28,036,426
Novo Nordisk A/S–Class B	2,419,100	240,985,411
Roche Holding AG (Genusschein)	523,122	170,293,252
Sanofi	953,780	72,626,988

		511,942,077

		588,044,770

Consumer Staples–7.4%
Food & Staples Retailing–2.3%
Jeronimo Martins SGPS SA	8,077,360	150,427,986

Food Products–2.0%
Minerva SA/Brazil	12,953,300	30,111,947
Mowi ASA	4,388,920	55,825,029
Nestle SA (REG)	287,795	31,127,134
Salmar ASA	482,180	16,252,497

		133,316,607

Tobacco–3.1%
British American Tobacco PLC	3,528,110	126,509,320
ITC Ltd.	8,156,992	33,151,908
Swedish Match AB	4,058,890	40,149,437

		199,810,665

		483,555,258

Energy–7.2%
Oil, Gas & Consumable Fuels–7.2%
ENEOS Holdings, Inc.	23,652,100	76,281,613
Parex Resources, Inc.	2,318,330	33,851,461
Repsol SA(b)	8,465,940	97,275,779
Shell PLC	9,445,350	234,319,581
Woodside Energy Group Ltd.	1,567,210	32,020,474

		473,748,908

Communication Services–7.2%
Diversified Telecommunication Services–2.6%
KT Corp.	2,471,270	62,121,564
Nippon Telegraph & Telephone Corp.	4,010,400	108,169,775

		170,291,339

Entertainment–1.0%
Konami Group Corp.	1,407,100	65,151,681

Interactive Media & Services–3.6%
Auto Trader Group PLC(a)	12,045,680	68,311,867
Kakaku.com, Inc.	3,318,600	56,237,573
Tencent Holdings Ltd.	3,352,600	113,238,453

		237,787,893

		473,230,913

Materials–6.1%
Chemicals–3.1%
Incitec Pivot Ltd.	25,881,116	58,850,326
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	1,116,850	101,354,138
Tosoh Corp.	4,006,300	44,651,675

		204,856,139

Metals & Mining–3.0%
Anglo American PLC	970,120	29,128,650
ArcelorMittal SA	1,730,890	34,441,789
First Quantum Minerals Ltd.	3,350,660	56,881,295
South32 Ltd.	30,906,480	73,369,141

		193,820,875

		398,677,014

Utilities–4.1%
Electric Utilities–2.4%
Centrais Eletricas Brasileiras SA	8,141,400	64,852,292
Enel SpA	7,189,040	29,483,860
Transmissora Alianca de Energia Eletrica SA	8,542,800	61,683,439

		156,019,591

Independent Power and Renewable Electricity Producers–1.7%
Capital Power Corp.	3,249,940	110,342,915

		266,362,506

Real Estate–3.2%
Real Estate Management & Development–3.2%
China Resources Land Ltd.	16,430,000	64,354,426
Daito Trust Construction Co., Ltd.	748,500	70,016,366
Emaar Properties PJSC	49,653,910	77,913,313

		212,284,105

Total Common Stocks (cost $7,477,827,879)		6,405,659,387

SHORT-TERM INVESTMENTS–1.1%
Investment Companies–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.58%(c)(d)(e) (cost $74,285,607)	74,285,607	74,285,607

Total Investments—98.6% (cost $7,552,113,486)		6,479,944,994

Other assets less liabilities—1.4%		93,232,527

Net Assets—100.0%		$6,573,177,521

26	Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	USD	18,652	CNH	125,655	10/20/2022	$(1,050,127)

Australia and New Zealand Banking Group Ltd.	USD	17,114	NZD	27,640	11/18/2022	(1,642,007)

Australia and New Zealand Banking Group Ltd.	JPY	2,385,348	USD	16,816	12/02/2022	235,884

Bank of America, NA	JPY	1,981,308	USD	14,022	12/02/2022	249,793

Bank of America, NA	BRL	81,737	USD	15,400	10/04/2022	247,947

Bank of America, NA	BRL	853,984	USD	157,952	10/04/2022	(358,693)

Bank of America, NA	USD	15,118	BRL	81,737	10/04/2022	34,331

Bank of America, NA	USD	159,623	BRL	853,984	10/04/2022	(1,312,352)

Bank of America, NA	USD	77,267	ZAR	1,277,342	10/13/2022	(6,753,337)

Bank of America, NA	USD	34,570	CNH	239,035	10/20/2022	(1,084,667)

Bank of America, NA	CAD	27,498	USD	21,499	10/27/2022	1,593,375

Bank of America, NA	KRW	20,471,732	USD	15,718	10/27/2022	1,496,502

Bank of America, NA	BRL	853,984	USD	158,505	11/03/2022	1,337,816

Bank of America, NA	USD	13,108	BRL	71,323	11/03/2022	18,364

Barclays Bank PLC	USD	18,585	AUD	27,253	10/20/2022	(1,149,682)

Barclays Bank PLC	USD	35,955	CNH	242,546	10/20/2022	(1,978,038)

Barclays Bank PLC	TWD	469,698	USD	15,809	10/21/2022	1,053,161

Barclays Bank PLC	USD	39,010	IDR	592,290,000	10/27/2022	(359,362)

Barclays Bank PLC	GBP	31,208	USD	36,058	11/17/2022	1,187,502

Barclays Bank PLC	USD	29,091	MYR	128,127	12/15/2022	(1,660,832)

BNP Paribas SA	BRL	685,802	USD	133,665	10/04/2022	6,531,409

BNP Paribas SA	USD	126,845	BRL	685,802	10/04/2022	288,052

BNP Paribas SA	TWD	506,640	USD	16,949	10/21/2022	1,031,799

BNP Paribas SA	CAD	15,871	USD	12,432	10/27/2022	943,901

BNP Paribas SA	KRW	29,989,851	USD	23,032	10/27/2022	2,198,121

BNP Paribas SA	USD	29,651	CAD	38,896	10/27/2022	(1,495,289)

Citibank, NA	USD	30,488	ILS	104,429	10/19/2022	(1,170,201)

Citibank, NA	AUD	41,749	USD	26,930	10/20/2022	220,963

Citibank, NA	CNH	1,535,179	USD	227,663	10/20/2022	12,607,205

Citibank, NA	USD	19,706	AUD	28,481	10/20/2022	(1,485,271)

Citibank, NA	USD	14,076	TWD	419,520	10/21/2022	(895,928)

Citibank, NA	CAD	9,487	USD	7,370	10/27/2022	502,866

Citibank, NA	KRW	143,165,000	USD	109,124	10/27/2022	9,669,581

Citibank, NA	USD	32,658	CAD	43,328	10/27/2022	(1,293,945)

Citibank, NA	USD	39,966	THB	1,418,777	11/10/2022	(2,279,258)

Citibank, NA	CLP	13,342,182	USD	14,260	11/22/2022	591,224

Citibank, NA	NOK	528,011	USD	51,779	12/01/2022	3,232,103

Citibank, NA	USD	23,407	NOK	253,893	12/01/2022	(63,797)

Citibank, NA	CHF	10,482	USD	10,646	12/07/2022	(43,008)

Citibank, NA	INR	925,123	USD	11,190	12/21/2022	(67,083)

Goldman Sachs Bank USA	AUD	5,077	USD	3,274	10/20/2022	26,495

Goldman Sachs Bank USA	USD	89,634	CNH	649,970	10/20/2022	1,416,912

Goldman Sachs Bank USA	USD	13,357	CNH	90,216	10/20/2022	(719,362)

Goldman Sachs Bank USA	CAD	28,309	USD	22,088	10/27/2022	1,595,508

Goldman Sachs Bank USA	USD	45,074	MXN	924,524	11/18/2022	454,144

Goldman Sachs Bank USA	USD	216,488	INR	17,615,605	12/21/2022	(2,140,869)

2022 Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

HSBC Bank USA	BRL	86,445	USD	16,519	10/04/2022	$494,105

HSBC Bank USA	USD	15,989	BRL	86,445	10/04/2022	36,309

HSBC Bank USA	USD	77,523	AUD	112,617	10/20/2022	(5,475,430)

HSBC Bank USA	USD	36,936	CNH	248,740	10/20/2022	(2,090,864)

HSBC Bank USA	CAD	19,246	USD	14,126	10/27/2022	193,726

HSBC Bank USA	KRW	42,370,919	USD	32,098	10/27/2022	2,663,474

HSBC Bank USA	USD	10,511	CAD	14,438	10/27/2022	(59,264)

HSBC Bank USA	GBP	234,996	USD	276,988	11/17/2022	14,414,991

HSBC Bank USA	USD	32,563	GBP	30,768	11/17/2022	1,816,016

HSBC Bank USA	CLP	90,105,772	USD	100,789	11/22/2022	8,479,591

HSBC Bank USA	USD	13,296	CLP	13,143,237	11/22/2022	168,593

HSBC Bank USA	SGD	103,472	USD	74,146	12/07/2022	2,049,140

HSBC Bank USA	USD	17,791	INR	1,427,789	12/21/2022	(417,860)

JPMorgan Chase Bank, NA	USD	20,446	CNH	140,473	10/20/2022	(767,685)

JPMorgan Chase Bank, NA	USD	35,540	CAD	46,537	10/27/2022	(1,852,723)

JPMorgan Chase Bank, NA	GBP	32,075	USD	37,605	11/17/2022	1,766,130

JPMorgan Chase Bank, NA	USD	233,913	CHF	227,411	12/07/2022	(2,018,045)

Morgan Stanley Capital Services, Inc.	USD	14,377	CNH	96,941	10/20/2022	(796,678)

Morgan Stanley Capital Services, Inc.	GBP	2,753	USD	3,194	11/17/2022	118,560

Morgan Stanley Capital Services, Inc.	JPY	539,076	USD	3,801	12/02/2022	53,489

Standard Chartered Bank	TWD	4,629,761	USD	155,942	10/21/2022	10,491,120

Standard Chartered Bank	USD	13,950	TWD	444,073	10/21/2022	1,264

Standard Chartered Bank	USD	26,737	TWD	826,778	10/21/2022	(762,512)

Standard Chartered Bank	GBP	25,234	USD	27,235	11/17/2022	(960,501)

Standard Chartered Bank	EUR	9,864	USD	9,557	12/08/2022	(154,679)

State Street Bank & Trust Co.	USD	2,936	CNH	19,807	10/20/2022	(161,069)

UBS AG	USD	4,506	AUD	6,443	10/20/2022	(384,332)

UBS AG	USD	11,142	CNH	75,056	10/20/2022	(628,132)

UBS AG	USD	259,303	CAD	336,554	10/27/2022	(15,677,418)

UBS AG	EUR	171,725	USD	165,826	11/09/2022	(2,891,372)

UBS AG	GBP	10,903	USD	12,649	11/17/2022	466,331

UBS AG	USD	106,835	SEK	1,144,828	12/01/2022	(3,372,348)

UBS AG	JPY	18,940,644	USD	135,987	12/02/2022	4,332,702

UBS AG	EUR	35,464	USD	34,373	12/08/2022	(544,682)

						$28,291,797

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $105,021,129 or 1.6% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

28	Bernstein Fund, Inc.

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

2022 Annual Report	29

Statement of Assets and Liabilities—September 30, 2022

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$617,084,842	$970,870,809	$6,405,659,387

Affiliated issuers	1,374,218	18,404,113	74,285,607

Foreign currencies, at value (a)	0	8,248,652	88,128,065

Cash	4,036	0	1,552,000

Cash collateral due from broker	968,000	1,492,000	2,855,000

Receivables:

Unaffiliated interest and dividends	353,533	4,757,162	34,768,128

Affiliated dividends	11,341	43,424	234,790

Foreign withholding tax reclaims	0	2,205,545	13,668,902

Investment securities sold and foreign currency transactions	548,428	3,510,947	34,573,007

Capital shares sold	391,760	790,400	5,504,391

Unrealized appreciation of forward currency exchange contracts	0	4,034,266	96,310,499

Total assets	620,736,158	1,014,357,318	6,757,539,776

LIABILITIES

Due to custodian	0	60,595	0

Cash collateral due to broker	0	962,000	40,944,000

Payables:

Investment securities purchased and foreign currency transactions	0	1,327,936	65,317,451

Capital shares redeemed	219,352	853,430	5,201,844

Management fee	436,473	900,775	3,914,788

Custody and accounting fees payable	64,423	171,091	696,073

Foreign capital gains taxes	0	546,058	0

Variation margin on futures	98,430	0	0

Shareholder servicing fee	1,601	10,802	69,596

Transfer Agent fee	18,195	18,136	43,283

Directors’ fees payable	0	341	1,128

Accrued expenses	89,740	78,273	155,390

Unrealized depreciation of forward currency exchange contracts	0	4,803,251	68,018,702

Total liabilities	928,214	9,732,688	184,362,255

NET ASSETS	$619,807,944	$1,004,624,630	$6,573,177,521

Cost of investments

Unaffiliated issuers	$564,161,755	$1,153,648,813	$7,477,827,879

Affiliated issuers	1,374,218	18,404,113	74,285,607

NET ASSETS CONSIST OF:

Capital stock, at par	$5,426	$11,252	$68,389

Additional paid-in capital	518,088,739	1,205,217,279	7,767,809,305

Distributable earnings (accumulated loss)	101,713,779	(200,603,901)	(1,194,700,173)

	$619,807,944	$1,004,624,630	$6,573,177,521

(a) Cost: $0, $8,489,292 and $89,157,516, respectively. (Note 1)

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$7,231,209	$48,348,872	$312,691,751

Shares of capital stock outstanding	636,589	5,430,063	32,650,385

Net asset value, offering and redemption price per share	$11.36	$8.90	$9.58

Advisor Class Shares

Net Assets	$500,636,136	$655,454,660	$4,928,516,144

Shares of capital stock outstanding	43,820,425	73,394,101	512,824,784

Net asset value and offering price per share	$11.42	$8.93	$9.61

Class Z Shares

Net Assets	$111,940,599	$300,821,098	$1,331,969,626

Shares of capital stock outstanding	9,804,895	33,696,499	138,415,070

Net asset value and offering price per share	$11.42	$8.93	$9.62

See Notes to Financial Statements.

2022 Annual Report	31

Statement of Operations—for the year ended September 30, 2022

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers (a)(b)	$9,792,358	$42,363,746	$323,781,373

Affiliated issuers	55,067	144,305	1,147,745

Interest	4,569	0	0

Total income	9,851,994	42,508,051	324,929,118

Expenses:

Management fee (see Note 2A)	6,283,890	13,384,393	55,669,408

Shareholder servicing fee (see Note 2B)	22,751	157,963	1,005,754

Custody and accounting fees	66,301	294,843	1,256,445

Transfer Agent fee—SCB Class	3,701	13,576	20,774

Transfer Agent fee—Advisor Class	257,102	184,212	322,170

Transfer Agent fee—Class Z	44,255	105,353	388,083

Directors’ fees and expenses	33,816	58,665	368,482

Auditing and tax fees	3,065	103,054	195,105

Legal fees	21,890	34,982	212,590

Registration fees	59,836	60,198	62,877

Printing fees	40,998	31,861	57,328

Miscellaneous	51,108	73,776	422,165

Total expenses	6,888,713	14,502,876	59,981,181

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2E)	(4,605)	(17,147)	(158,787)

Net expenses	6,884,108	14,485,729	59,822,394

Net investment income	2,967,886	28,022,322	265,106,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (c)	59,625,427	(11,601,608)	(375,805,666)

Forward currency exchange contracts	0	8,560,288	110,463,607

Futures	(2,694,604)	0	0

Foreign currency transactions	0	(2,667,868)	8,278,637

Net realized gain (loss) on investment transactions and foreign currency transactions	56,930,823	(5,709,188)	(257,063,422)

Net change in unrealized appreciation/depreciation of:

Investments (d)	(228,002,426)	(476,901,722)	(2,343,412,390)

Forward currency exchange contracts	0	(583,885)	8,721,951

Futures	(1,687,059)	0	0

Foreign currency denominated assets and liabilities	0	(607,363)	(3,240,218)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(229,689,485)	(478,092,970)	(2,337,930,657)

Net realized and unrealized loss on investment transactions and foreign currency transactions	(172,758,662)	(483,802,158)	(2,594,994,079)

Contributions from affiliates (see Note 2A)	3,193	0	0

Net decrease in net assets resulting from operations	$(169,787,583)	$(455,779,836)	$(2,329,887,355)

(a) Net of foreign withholding taxes of $18,836, $5,917,061 and $35,902,988, respectively.

(b) Includes $0, $260,037 and $33,820,510, respectively, in refunds received as a result of European Union dividend withholding tax reclaim filings (See Note 1D).

(c) Net of foreign realized capital gains taxes of $0, $1,027,842 and $2,694,524, respectively.

(d) Net of decrease in accrued foreign capital gains taxes on unrealized gains of $0, $1,113,882 and $4,310,871, respectively.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$2,967,886	$633,501	$28,022,322	$17,472,146

Net realized gain (loss) on investment transactions and foreign currency transactions	56,930,823	88,108,725	(5,709,188)	146,482,580

Net change in unrealized appreciation/depreciation of investments	(229,689,485)	216,296,551	(478,092,970)	195,592,048

Contributions from affiliates (see Note 2A)	3,193	0	0	0

Net increase (decrease) in net assets resulting from operations	(169,787,583)	305,038,777	(455,779,836)	359,546,774

Distributions to shareholders (a)	(51,390,345)	(3,943,698)	(57,115,368)	(15,502,777)

Capital-share transactions:

Net proceeds from sales of shares	33,932,843	36,265,207	99,489,099	101,635,054

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	38,420,784	3,175,486	52,302,647	13,373,914

Total proceeds from shares sold	72,353,627	39,440,693	151,791,746	115,008,968

Cost of shares redeemed	(108,838,149)	(119,391,742)	(157,104,974)	(146,554,822)

Net decrease in net assets from capital-share transactions	(36,484,522)	(79,951,049)	(5,313,228)	(31,545,854)

Net increase (decrease) in net assets	(257,662,450)	221,144,030	(518,208,432)	312,498,143

NET ASSETS:

Beginning of period	877,470,394	656,326,364	1,522,833,062	1,210,334,919

End of period	$619,807,944	$877,470,394	$1,004,624,630	$1,522,833,062

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

2022 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$265,106,724	$193,059,998

Net realized gain (loss) on investment transactions and foreign currency transactions	(257,063,422)	838,292,076

Net change in unrealized appreciation/depreciation of investments	(2,337,930,657)	191,018,104

Net increase (decrease) in net assets resulting from operations	(2,329,887,355)	1,222,370,178

Distributions to shareholders (a)	(530,917,993)	(57,001,223)

Capital-share transactions:

Net proceeds from sales of shares	712,367,952	826,300,948

Shares issued in connection with the Reorganization	0	4,144,702,295

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	485,839,887	48,987,991

Total proceeds from shares sold	1,198,207,839	5,019,991,234

Cost of shares redeemed	(927,800,716)	(1,054,104,015)

Net increase in net assets from capital-share transactions	270,407,123	3,965,887,219

Net increase (decrease) in net assets	(2,590,398,225)	5,131,256,174

NET ASSETS:

Beginning of period	9,163,575,746	4,032,319,572

End of period	$6,573,177,521	$9,163,575,746

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

SCB Class	$(585,819)	$(27,689)

Advisor Class	(41,055,925)	(3,183,087)

Class Z	(9,748,601)	(732,922)

	$(51,390,345)	$(3,943,698)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

SCB Class	$(2,505,829)	$(659,648)

Advisor Class	(35,750,006)	(9,641,123)

Class Z	(18,859,533)	(5,202,006)

	$(57,115,368)	$(15,502,777)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

SCB Class	$(24,555,864)	$(2,004,999)

Advisor Class	(385,741,919)	(35,823,954)

Class Z	(120,620,210)	(19,172,270)

	$(530,917,993)	$(57,001,223)

See Notes to Financial Statements.

2022 Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18

Net asset value, beginning of period	$15.26	$10.39	$10.78	$12.93		$12.21

Income from investment operations:

Investment income (loss), net (a)(b)	0.02	(0.02)	0.02	0.02		(0.00	)(c)

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.03)	4.93	(0.39)	(1.38)		1.44

Contributions from affiliates	0.00 (c)	0	0	0		0

Total from investment operations	(3.01)	4.91	(0.37)	(1.36)		1.44

Less dividends and distributions:

Dividends from net investment income	0	(0.04)	(0.02)	(0.00	)(c)	(0.01)

Distributions from net realized gain on investment transactions	(0.89)	0	0	(0.79)		(0.71)

Total dividends and distributions	(0.89)	(0.04)	(0.02)	(0.79)		(0.72)

Net asset value, end of period	$11.36	$15.26	$10.39	$10.78		$12.93

Total return (d)(e)	(21.18)%	47.30%	(3.42)%	(10.15)%		12.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$7,231	$10,119	$7,895	$8,692		$10,865

Average net assets (000 omitted)	$9,101	$9,893	$8,175	$9,118		$10,771

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.13%	1.14%	1.14%	1.14%		1.14%

Expenses, before waivers/reimbursements	1.13%	1.14%	1.14%	1.14%		1.14%

Net investment income (loss) (b)	0.13%	(0.17)%	0.19%	0.19%		(0.02)%

Portfolio turnover rate	34%	40%	88%	61%		102%

See Footnote Summary on page 44.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$15.32	$10.43	$10.82	$12.97	$12.25

Income from investment operations

Investment income, net (a)(b)	0.05	0.01	0.04	0.05	0.03

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.05)	4.94	(0.38)	(1.38)	1.44

Contributions from affiliates	0.00 (c)	0	0	0	0

Total from investment operations	(3.00)	4.95	(0.34)	(1.33)	1.47

Less dividends and distributions:

Dividends from net investment income	(0.01)	(0.06)	(0.05)	(0.03)	(0.04)

Distributions from net realized gain on investment transactions	(0.89)	0	0	(0.79)	(0.71)

Total dividends and distributions	(0.90)	(0.06)	(0.05)	(0.82)	(0.75)

Net asset value, end of period	$11.42	$15.32	$10.43	$10.82	$12.97

Total return (d)(e)	(21.02)%	47.62%	(3.17)%	(9.90)%	12.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$500,636	$702,514	$531,943	$734,733	$752,305

Average net assets (000 omitted)	$632,321	$687,421	$688,776	$724,908	$718,801

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.88%	0.89%	0.89%	0.89%	0.89%

Expenses, before waivers/reimbursements	0.88%	0.89%	0.89%	0.89%	0.89%

Net investment income (b)	0.38%	0.07%	0.43%	0.44%	0.23%

Portfolio turnover rate	34%	40%	88%	61%	102%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2022 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO CLASS Z

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$15.31	$10.42	$10.82	$12.96	$12.24

Income from investment operations

Investment income, net (a)(b)	0.05	0.01	0.05	0.05	0.03

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.03)	4.95	(0.39)	(1.37)	1.44

Contributions from affiliates	0.00 (c)	0	0	0	0

Total from investment operations	(2.98)	4.96	(0.34)	(1.32)	1.47

Less dividends and distributions:

Dividends from net investment income	(0.02)	(0.07)	(0.06)	(0.03)	(0.04)

Distributions from net realized gain on investment transactions	(0.89)	0	0	(0.79)	(0.71)

Total dividends and distributions	(0.91)	(0.07)	(0.06)	(0.82)	(0.75)

Net asset value, end of period	$11.42	$15.31	$10.42	$10.82	$12.96

Total return (d)(e)	(20.95)%	47.70%	(3.23)%	(9.80)%	12.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$111,941	$164,837	$116,488	$192,161	$211,869

Average net assets (000 omitted)	$144,065	$155,037	$182,516	$190,252	$193,253

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.87%	0.87%	0.87%	0.87%	0.86%

Expenses, before waivers/reimbursements	0.87%	0.87%	0.87%	0.87%	0.86%

Net investment income (b)	0.39%	0.10%	0.46%	0.46%	0.25%

Portfolio turnover rate	34%	40%	88%	61%	102%

See Footnote Summary on page 44.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.37	$10.40	$10.40	$12.40	$12.70

Income from investment operations:

Investment income, net (a)(b)	0.22	0.12	0.10	0.16	0.14

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.23)	2.96	0.09	(1.21)	0.02

Total from investment operations	(4.01)	3.08	0.19	(1.05)	0.16

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.11)	(0.19)	(0.19)	(0.14)

Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.46)	(0.11)	(0.19)	(0.95)	(0.46)

Net asset value, end of period	$8.90	$13.37	$10.40	$10.40	$12.40

Total return (d)	(31.01)%	29.79%	1.77%	(8.03)%	1.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$48,349	$72,116	$63,328	$64,993	$71,729

Average net assets (000 omitted)	$63,185	$72,063	$62,709	$64,757	$76,322

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.32%	1.32%	1.33%	1.35%	1.35%

Expenses, before waivers/reimbursements	1.32%	1.32%	1.34%	1.35%	1.35%

Net investment income (b)	1.87%	0.94%	1.02%	1.50%	1.07%

Portfolio turnover rate	50%	48%	58%	46%	81%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2022 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.41	$10.42	$10.43	$12.43	$12.72

Income from investment operations

Investment income, net (a)(b)	0.25	0.15	0.13	0.19	0.18

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.23)	2.98	0.08	(1.21)	0.01

Total from investment operations	(3.98)	3.13	0.21	(1.02)	0.19

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.14)	(0.22)	(0.22)	(0.16)

Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.50)	(0.14)	(0.22)	(0.98)	(0.48)

Net asset value, end of period	$8.93	$13.41	$10.42	$10.43	$12.43

Total return (d)	(30.81)%	30.22%	1.90%	(7.70)%	1.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$655,455	$948,393	$748,799	$791,765	$810,447

Average net assets (000 omitted)	$856,686	$896,897	$750,872	$765,916	$745,535

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	1.07%	1.09%	1.10%	1.10%

Expenses, before waivers/reimbursements	1.07%	1.07%	1.09%	1.10%	1.10%

Net investment income (b)	2.14%	1.22%	1.27%	1.77%	1.43%

Portfolio turnover rate	50%	48%	58%	46%	81%

See Footnote Summary on page 44.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.41	$10.42	$10.43	$12.43	$12.72

Income from investment operations

Investment income, net (a)(b)	0.24	0.15	0.13	0.18	0.18

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.22)	2.98	0.08	(1.20)	0.02

Total from investment operations	(3.98)	3.13	0.21	(1.02)	0.20

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.14)	(0.22)	(0.22)	(0.17)

Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.50)	(0.14)	(0.22)	(0.98)	(0.49)

Net asset value, end of period	$8.93	$13.41	$10.42	$10.43	$12.43

Total return (d)	(30.81)%	30.22%	1.91%	(7.70)%	1.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$300,821	$502,324	$398,208	$400,566	$427,851

Average net assets (000 omitted)	$418,569	$478,856	$388,053	$396,772	$424,411

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	1.07%	1.08%	1.10%	1.10%

Expenses, before waivers/reimbursements	1.07%	1.07%	1.08%	1.10%	1.10%

Net investment income (b)	2.03%	1.22%	1.29%	1.75%	1.36%

Portfolio turnover rate	50%	48%	58%	46%	81%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2022 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.72	$11.58	$11.59	$12.45	$12.69

Income from investment operations:

Investment income, net (a)(b)	0.36	0.29	0.16	0.24	0.22

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.74)	1.98	0.06	(0.79)	(0.11)

Total from investment operations	(3.38)	2.27	0.22	(0.55)	0.11

Less dividends and distributions:

Dividends from net investment income	(0.30)	(0.13)	(0.23)	(0.18)	(0.09)

Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.76)	(0.13)	(0.23)	(0.31)	(0.35)

Net asset value, end of period	$9.58	$13.72	$11.58	$11.59	$12.45

Total return (d)	(26.13)%	19.76%	1.81%	(4.22)%	0.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$312,692	$445,342	$172,253	$175,497	$181,606

Average net assets (000 omitted)	$402,301	$404,275	$171,155	$168,856	$179,015

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.94%	0.95%	1.00%	1.00%	1.03%

Expenses, before waivers/reimbursements	0.94%	0.95%	1.00%	1.00%	1.04%

Net investment income (b)	2.91%	2.13%	1.41%	2.07%	1.69%

Portfolio turnover rate	73%	86%	63%	63%	69%

See Footnote Summary on page 44.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.76	$11.62	$11.63	$12.50	$12.72

Income from investment operations

Investment income, net (a)(b)	0.39	0.32	0.19	0.27	0.26

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.75)	1.99	0.06	(0.80)	(0.11)

Total from investment operations	(3.36)	2.31	0.25	(0.53)	0.15

Less dividends and distributions:

Dividends from net investment income	(0.33)	(0.17)	(0.26)	(0.21)	(0.11)

Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.79)	(0.17)	(0.26)	(0.34)	(0.37)

Net asset value, end of period	$9.61	$13.76	$11.62	$11.63	$12.50

Total return (d)	(25.96)%	20.02%	2.04%	(4.01)%	1.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,928,516	$6,617,933	$2,510,243	$2,621,316	$2,568,426

Average net assets (000 omitted)	$6,230,863	$5,755,397	$2,529,235	$2,501,981	$2,275,780

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.69%	0.70%	0.75%	0.75%	0.77%

Expenses, before waivers/reimbursements	0.70%	0.70%	0.75%	0.75%	0.79%

Net investment income (b)	3.19%	2.39%	1.65%	2.35%	2.05%

Portfolio turnover rate	73%	86%	63%	63%	69%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2022 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.78	$11.63	$11.64	$12.51	$12.73

Income from investment operations

Investment income, net (a)(b)	0.37	0.30	0.19	0.26	0.25

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.74)	2.02	0.05	(0.79)	(0.10)

Total from investment operations	(3.37)	2.32	0.24	(0.53)	0.15

Less dividends and distributions:

Dividends from net investment income	(0.33)	(0.17)	(0.25)	(0.21)	(0.11)

Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.79)	(0.17)	(0.25)	(0.34)	(0.37)

Net asset value, end of period	$9.62	$13.78	$11.63	$11.64	$12.51

Total return (d)	(26.01)%	20.07%	2.02%	(4.02)%	1.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,331,970	$2,100,301	$1,349,824	$1,359,213	$1,420,930

Average net assets (000 omitted)	$1,811,737	$2,067,177	$1,331,995	$1,331,620	$1,390,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.71%	0.71%	0.76%	0.76%	0.79%

Expenses, before waivers/reimbursements	0.71%	0.71%	0.76%	0.76%	0.80%

Net investment income (b)	3.03%	2.26%	1.65%	2.31%	1.91%

Portfolio turnover rate	73%	86%	63%	63%	69%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small Cap Core Portfolio for the year ended September 30, 2021 by 0.01%.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”).

The International Strategic Equities Portfolio (the “Acquiring Portfolio”) acquired the assets and liabilities of the International Portfolio and Tax-Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), in a reorganization that was effective at the close of business December 4, 2020 (together, the “Reorganizations,” and each a “Reorganization”). The Reorganizations were approved by the Fund’s Board of Directors and the shareholders of the Acquired Portfolios pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 7 for additional Information.

The Fund’s Portfolios offer the following share classes: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the

2022 Annual Report	45

Notes to Financial Statements (continued)

Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

46	Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2022:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$617,084,842	$—		$—	$617,084,842

Short-Term Investments	1,374,218	—		—	1,374,218

Total Investments in Securities	618,459,060	—		—	618,459,060

Other Financial Instruments (b):

Assets	—	—		—	—

Liabilities:

Futures	(1,947,483)	—		—	(1,947,483	)(c)

Total	$616,511,577	$—		$—	$616,511,577

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Industrials	$47,046,047	$161,233,367		$—	$208,279,414

Consumer Discretionary	17,725,887	113,283,554		—	131,009,441

Information Technology	4,844,906	104,000,568		—	108,845,474

Financials	12,300,484	93,845,561		—	106,146,045

Materials	25,201,569	79,768,922		—	104,970,491

Communication Services	13,718,112	70,694,532		—	84,412,644

Health Care	18,701,075	42,137,889		—	60,838,964

Real Estate	13,563,007	44,827,236		—	58,390,243

Energy	9,696,225	29,934,479		—	39,630,704

Consumer Staples	6,512,011	26,705,856		—	33,217,867

Utilities	13,692,043	6,932,258		—	20,624,301

Investment Companies	14,505,221	—		—	14,505,221

Short-Term Investments	18,404,113	—		—	18,404,113

Total Investments in Securities	215,910,700	773,364,222	(d)	—	989,274,922

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	—	4,034,266		—	4,034,266

Liabilities:

Forward Currency Exchange Contracts	—	(4,803,251)		—	(4,803,251)

Total	$215,910,700	$772,595,237		$—	$988,505,937

2022 Annual Report	47

Notes to Financial Statements (continued)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$115,060,590	$1,033,838,995		$—	$1,148,899,585

Consumer Discretionary	—	1,023,747,489		—	1,023,747,489

Information Technology	101,844,783	570,237,929		—	672,082,712

Industrials	—	665,026,127		—	665,026,127

Health Care	—	588,044,770		—	588,044,770

Consumer Staples	30,111,947	453,443,311		—	483,555,258

Energy	33,851,461	439,897,447		—	473,748,908

Communication Services	—	473,230,913		—	473,230,913

Materials	158,235,433	240,441,581		—	398,677,014

Utilities	236,878,646	29,483,860		—	266,362,506

Real Estate	—	212,284,105		—	212,284,105

Short-Term Investments	74,285,607	—		—	74,285,607

Total Investments in Securities	750,268,467	5,729,676,527	(d)	—	6,479,944,994

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	—	96,310,499		—	96,310,499

Liabilities:

Forward Currency Exchange Contracts	—	(68,018,702)		—	(68,018,702)

Total	$750,268,467	$5,757,968,324		$—	$6,508,236,791

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

48	Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2006 through 2020. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended September 30, 2022, the International Small Cap and International Strategic Equities Portfolios successfully recovered taxes withheld by Finland, France and Sweden for the aforementioned calendar years in the amount of $260,037 and $33,820,510, respectively. Such amounts are reflected in the statement of operations as an offset to foreign taxes withheld and recorded in dividend income. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

2022 Annual Report	49

Notes to Financial Statements (continued)

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contribution from affiliates which are reflected as adjustments to the components of net assets as of September 30, 2022, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Small Cap Core	$1,967,730	$(1,967,730)

International Small Cap	0	0

International Strategic Equities	5,329,568	(5,329,568)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%

International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2023. During the year ended September 30, 2022, there were no such reimbursement/waivers.

During the year ended September 30, 2022, the Adviser reimbursed the Small Cap Core Portfolio $3,193 for trading losses incurred due to trade entry errors.

50	Bernstein Fund, Inc.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2022, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $212,569; International Small Cap Portfolio, $226,522; and International Strategic Equities Portfolio, $596,879.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., (the “Retail Distributor”), to permit the Retail Distributor to distribute the Portfolios’ Advisor Class and Class Z shares, as applicable, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”). Advisor Class shares and Class Z shares are not subject to Rule 12b-1 asset-based sales charges.

E.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2022, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$4,605

International Small Cap	17,147

International Strategic Equities	158,787

2022 Annual Report	51

Notes to Financial Statements (continued)

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2022 is as follows:

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)
Small Cap Core	$0	$115,206	$113,832	$1,374	$55

International Small Cap	17,728	259,358	258,682	18,404	144

International Strategic Equities	230,322	1,892,188	2,048,224	74,286	1,148

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2022, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$259,975,087	$0	$348,001,468	$0

International Small Cap	643,551,567	0	675,926,292	0

International Strategic Equities	6,173,237,501	0	5,944,838,320	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Small Cap Core	$569,719,919	$126,724,864	$(77,985,723)	$48,739,141

International Small Cap	1,179,280,597	93,850,648	(282,917,966)	(189,067,318)

International Strategic Equities	7,575,793,775	371,600,862	(1,458,781,051)	(1,087,180,189)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

52	Bernstein Fund, Inc.

known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Small Cap Core Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2022, the International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2022 Annual Report	53

Notes to Financial Statements (continued)

During the year ended September 30, 2022, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$1,947,483	*

Total				$1,947,483

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,694,604)	$(1,687,059)

Total		$(2,694,604)	$(1,687,059)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,034,266	Unrealized depreciation on forward currency exchange contracts	$4,803,251

Total		$4,034,266		$4,803,251

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$8,560,288	$(583,885)

Total		$8,560,288	$(583,885)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$96,310,499	Unrealized depreciation on forward currency exchange contracts	$68,018,702

Total		$96,310,499		$68,018,702

54	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$110,463,607	$8,721,951

Total		$110,463,607	$8,721,951

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2022:

SMALL CAP CORE PORTFOLIO	AMOUNT
Futures:

Average notional amount of buy contracts	$18,138,046

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$208,349,360

Average principal amount of sale contracts	$189,290,159

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,938,435,385

Average principal amount of sale contracts	$2,154,855,271

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$405,261	$(405,261)	$0	$0	$0

Barclays Bank PLC	488,568	(488,568)	0	0	0

BNP Paribas SA	388,672	(388,672)	0	0	0

Citibank, NA	417,288	(417,288)	0	0	0

Goldman Sachs Bank USA	14,937	(14,937)	0	0	0

HSBC Bank USA	203,813	(203,813)	0	0	0

Natwest Markets PLC	531,145	0	0	0	531,145

Standard Chartered Bank	1,263,910	(294,469)	(962,000)	0	7,441

State Street Bank & Trust Co.	182,076	0	0	0	182,076

UBS AG	138,596	(138,596)	0	0	0

Total	$4,034,266	$(2,351,604)	$(962,000)	$0	$720,662	^

2022 Annual Report	55

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$733,403	$(405,261)	$0	$0	$328,142

Barclays Bank PLC	1,444,544	(488,568)	(955,976)	0	0

BNP Paribas SA	543,373	(388,672)	0	0	154,701

Citibank, NA	498,732	(417,288)	0	0	81,444

Goldman Sachs Bank USA	204,382	(14,937)	0	0	189,445

HSBC Bank USA	403,403	(203,813)	0	0	199,590

Morgan Stanley Capital Services, Inc.	527,347	0	0	0	527,347

Standard Chartered Bank	294,469	(294,469)	0	0	0

UBS AG	153,598	(138,596)	0	0	15,002

Total	$4,803,251	$(2,351,604)	$(955,976)	$0	$1,495,671	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$235,884	$(235,884)	$0	$0	$0

Bank of America, NA	4,978,128	(4,978,128)	0	0	0

Barclays Bank PLC	2,240,663	(2,240,663)	0	0	0

BNP Paribas SA	10,993,282	(1,495,289)	(9,497,993)	0	0

Citibank, NA	26,823,942	(7,298,491)	(8,930,000)	0	10,595,451

Goldman Sachs Bank USA	3,493,059	(2,860,231)	0	0	632,828

HSBC Bank USA	30,315,945	(8,043,418)	(11,010,000)	0	11,262,527

JPMorgan Chase Bank, NA	1,766,130	(1,766,130)	0	0	0

Morgan Stanley Capital Services, Inc.	172,049	(172,049)	0	0	0

Standard Chartered Bank	10,492,384	(1,877,692)	(8,614,692)	0	0

UBS AG	4,799,033	(4,799,033)	0	0	0

Total	$96,310,499	$(35,767,008)	$(38,052,685)	$0	$22,490,806	^

56	Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$2,692,134	$(235,884)	$0	$0	$2,456,250

Bank of America, NA	9,509,049	(4,978,128)	0	0	4,530,921

Barclays Bank PLC	5,147,914	(2,240,663)	(731,000)	0	2,176,251

BNP Paribas SA	1,495,289	(1,495,289)	0	0	0

Citibank, NA	7,298,491	(7,298,491)	0	0	0

Goldman Sachs Bank USA	2,860,231	(2,860,231)	0	0	0

HSBC Bank USA	8,043,418	(8,043,418)	0	0	0

JPMorgan Chase Bank, NA	4,638,453	(1,766,130)	0	0	2,872,323

Morgan Stanley Capital Services, Inc.	796,678	(172,049)	0	0	624,629

Standard Chartered Bank	1,877,692	(1,877,692)	0	0	0

State Street Bank & Trust Co.	161,069	0	0	0	161,069

UBS AG	23,498,284	(4,799,033)	0	0	18,699,251

Total	$68,018,702	$(35,767,008)	$(731,000)	$0	$31,520,694	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

PORTFOLIO	2022	2021
Small Cap Core

Distributions paid from:

Ordinary income	$1,025,873	$3,943,698

Long-term capital gains	$50,364,472	$0

Total distributions paid	$51,390,345	$3,943,698

2022 Annual Report	57

Notes to Financial Statements (continued)

PORTFOLIO	2022	2021
International Small Cap

Distributions paid from:

Ordinary income	$30,557,817	$15,502,777

Long-term capital gains	$26,557,551	$0

Total distributions paid	$57,115,368	$15,502,777

International Strategic Equities

Distributions paid from:

Ordinary income	$243,649,242	$57,001,223

Long-term capital gains	$287,268,751	$0

Total distributions paid	$530,917,993	$57,001,223

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$2,041,698	$50,932,940	$0	$48,739,141	$101,713,779

International Small Cap	9,937,061	0	(20,251,098)	(190,289,864)	(200,603,901)

International Strategic Equities	252,896,017	0	(356,902,921)	(1,090,693,269)	(1,194,700,173)

(a)

During the fiscal year ended September 30, 2022 International Small Cap Portfolio, and International Strategic Equities Portfolio deferred $20,251,098, and $356,902,921, respectively, in post-October losses. These losses will be treated as arising on October 1, 2022.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

58	Bernstein Fund, Inc.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small- mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

2022 Annual Report	59

Notes to Financial Statements (continued)

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR.

60	Bernstein Fund, Inc.

SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares has been allocated to share classes that are currently not offered.

2022 Annual Report	61

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the years ended September 30, 2022 and September 30, 2021, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
SCB Class Shares

Shares sold	13,143	25,857	$193,157	$375,348

Shares issued to shareholders on reinvestment of dividends and distributions	23,104	1,828	350,482	23,193

Shares redeemed	(62,871)	(124,509)	(858,857)	(1,740,086)

Net decrease	(26,624)	(96,824)	$(315,218)	$(1,341,545)

Advisor Class Shares

Shares sold	2,450,082	2,500,524	$33,739,686	$35,807,023

Shares issued to shareholders on reinvestment of dividends and distributions	1,859,599	190,207	28,321,701	2,419,437

Shares redeemed	(6,348,125)	(7,855,959)	(85,599,146)	(111,213,408)

Net decrease	(2,038,444)	(5,165,228)	$(23,537,759)	$(72,986,948)

Class Z Shares

Shares sold	0	5,582	$0	$82,836

Shares issued to shareholders on reinvestment of dividends and distributions	640,513	57,660	9,748,601	732,856

Shares redeemed	(1,601,805)	(476,897)	(22,380,146)	(6,438,248)

Net decrease	(961,292)	(413,655)	$(12,631,545)	$(5,622,556)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
SCB Class Shares

Shares sold	248,402	335,053	$2,850,191	$4,054,689

Shares issued to shareholders on reinvestment of dividends and distributions	169,965	46,902	2,190,852	537,030

Shares redeemed	(382,350)	(1,079,447)	(4,528,837)	(13,363,582)

Net increase (decrease)	36,017	(697,492)	$512,206	$(8,771,863)

62	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Advisor Class Shares

Shares sold	8,249,348	7,708,373	$96,638,908	$97,452,713

Shares issued to shareholders on reinvestment of dividends and distributions	2,422,656	666,220	31,252,262	7,634,878

Shares redeemed	(8,003,644)	(9,480,523)	(90,003,101)	(117,842,861)

Net increase (decrease)	2,668,360	(1,105,930)	$37,888,069	$(12,755,270)

Class Z Shares

Shares sold	0	9,435	$0	$127,652

Shares issued to shareholders on reinvestment of dividends and distributions	1,461,979	453,927	18,859,533	5,202,006

Shares redeemed	(5,237,233)	(1,201,471)	(62,573,036)	(15,348,379)

Net decrease	(3,775,254)	(738,109)	$(43,713,503)	$(10,018,721)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
SCB Class Shares

Shares sold	1,720,671	3,148,892	$20,925,628	$40,718,452

Shares issued to shareholders on reinvestment of dividends and distributions	1,624,656	130,279	21,412,972	1,606,333

Shares redeemed	(3,153,455)	(5,422,778)	(38,941,876)	(71,875,899)

Shares issued in connection with the Reorganization	0	19,723,789	0	245,758,272

Net increase	191,872	17,580,182	$3,396,724	$216,207,158

Advisor Class Shares

Shares sold	54,297,935	58,225,325	$671,081,324	$776,134,774

Shares issued to shareholders on reinvestment of dividends and distributions	26,045,963	2,286,025	343,806,709	28,209,553

Shares redeemed	(48,417,009)	(42,597,449)	(581,680,341)	(565,315,718)

Shares issued in connection with the Reorganization	0	246,887,065	0	3,078,679,452

Net increase	31,926,889	264,800,966	$433,207,692	$3,317,708,061

2022 Annual Report	63

Notes to Financial Statements (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class Z Shares

Shares sold	1,807,260	702,267	$20,361,000	$9,447,722

Shares issued to shareholders on reinvestment of dividends and distributions	9,124,070	1,551,141	120,620,206	19,172,105

Shares redeemed	(24,945,635)	(31,573,155)	(307,178,499)	(416,912,398)

Shares issued in connection with the Reorganization	0	65,673,579	0	820,264,571

Net increase (decrease)	(14,014,305)	36,353,832	$(166,197,293)	$431,972,000

At September 30, 2022, certain AllianceBernstein mutual funds owned 12%, 22% and 14% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Merger and Reorganization

At the Board meeting held on July 23, 2020, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolios by the Acquiring Portfolio. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business December 4, 2020. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolios shares were transferred in exchange for the shares of the Acquiring Portfolio, in a tax-free exchange as follows:

PORTFOLIO	SHARES OUTSTANDING BEFORE THE REORGANIZATION	SHARES OUTSTANDING IMMEDIATELY AFTER THE REORGANIZATION	AGGREGATE NET ASSETS BEFORE THE REORGANIZATION		AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION
Tax-Managed International	160,996,330	-0-	$2,926,434,366	+	$-0-
International	69,612,429	-0-	1,218,267,929	++	-0-

International Strategic Equities	350,542,748	682,827,181	4,373,059,514		8,517,761,809

+	Includes unrealized appreciation of $445,212,768.

++	Includes unrealized appreciation of $189,027,013.

Assuming the acquisition of the Acquired Portfolios had been completed on October 1, 2020, the Acquiring Portfolio’s pro forma results of operations for the year ended September 30, 2021, are as follows:

Net investment income	$193,213,455

Net realized and unrealized gain on investments	1,303,247,177

Net increase in net assets resulting from operations	$1,496,460,632

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since December 4, 2020.

64	Bernstein Fund, Inc.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 8.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2022 Annual Report	65

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Bernstein Fund, Inc. and Shareholders of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (constituting Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

66	Bernstein Fund, Inc.

2022 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2022. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)

Small Cap Core	100%

For the taxable year ended September 30, 2022, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$1,958,698

International Small Cap	31,949,852

International Strategic Equities	246,405,298

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2022, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International Small Cap	$6,592,559	$47,897,166

International Strategic Equities	10,726,552	302,296,922

For the taxable year ended September 30, 2022, the long-term capital gain distribution is as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTIONS
Small Cap Core	$50,364,472

International Small Cap	26,557,551

International Strategic Equities	287,268,751

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

2022 Annual Report	67

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(3)

Chair

Beata D. Kirr

President

R. Jay Gerken(1)(3)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Michelle McCloskey(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha S. Lau(2),

Vice President

Stuart Rae(2),

Vice President

Erik A. Turenchalk(2),

Vice President

Nelson Yu(2),

Vice President

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Vice President

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

DISTRIBUTORS(4)

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Mr. Rae is the investment professional with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.
(3)	Member of the Pricing Committee.
(4)	Sanford C. Bernstein & Co., LLC acts as distributor of SCB Class shares of each Portfolio. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Advisor Class and Class Z shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset-based sales charges.

68	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2017. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 71 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International, since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 71 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

2022 Annual Report	69

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Jeffrey R. Holland,# 56 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 69 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 60 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021

70	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Donald K. Peterson,# 73 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

** Ms. Kirr is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating, and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

2022 Annual Report	71

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 48	President	See biography above.

Andrew Birse, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer - International Small Cap Equities since 2021.

Peter Chocian, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Serdar Kalaycioglu, 45	Vice President	Senior Vice President and Director of Quantitative Research of the Adviser**, with which he has been associated since prior to 2017.

Samantha S. Lau, 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2017. She is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Stuart Rae, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Erik A. Turenchalk, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Nelson Yu, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. Chief Investment Officer - Investment Sciences and Insights since 2021.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

72	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2017.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

2022 Annual Report	73

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

74	Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2022 Annual Report	75

Board Consideration of Investment Management Arrangement (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients. In particular, with respect to the International Strategic Equities Portfolio, the Board noted that the Portfolio’s strategy included a greater allocation to emerging markets securities, versus certain other international portfolios managed by the Adviser that did not have a similar allocation to emerging markets securities.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year and 5-year periods ended July 31, 2022 and versus each Portfolio’s benchmark index for the 1-year, 3-year, 5-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve

76	Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement (continued)

performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. In this regard, the Board considered that two other portfolios previously managed by the Adviser had been merged into the International Strategic Equities Portfolio in 2021, thereby increasing the Portfolio’s assets under management. As a result, there was a decrease in the effective fee rate of the International Strategic Equities Portfolio as a result of the increased assets. The Directors discussed other possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent effective fee rate reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and

2022 Annual Report	77

Board Consideration of Investment Management Arrangement (continued)

dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
International Strategic Equities Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion.

International Small Cap Portfolio	1.00% of assets.

Small Cap Core Portfolio	0.80% of assets.

78	Bernstein Fund, Inc.

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0151-0922

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, R. Jay Gerken, Jeffrey R. Holland and Michelle McCloskey qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
Bernstein Fund Inc. Small Cap Core Portfolio	2021+	$21,700	$1,099	$26,899
	2022	$21,700	$1,926	$22,794
Bernstein Fund Inc. International Small Cap Portfolio	2021+	$25,000	$1,099	$73,317
	2022	$25,000	$1,926	$67,793
Bernstein Fund Inc. International Strategic Equities Portfolio	2021	$25,000	$7,766	$345,765
	2022	$30,000	$1,926	$149,558

+	Revised to include certain fees that are applicable to 2021

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc. Small Cap Core Portfolio	2021+	$3,049,048	$27,998
			$(1,099)
			$(26,899)
	2022	$5,874,283	$24,720
			$(1,926)
			$(22,794)
Bernstein Fund Inc. International Small Cap Portfolio	2021+	$3,095,466	$74,416
			$(1,099)
			$(73,317)
	2022	$5,919,282	$69,719
			$(1,926)
			$(67,793)
Bernstein Fund Inc. International Strategic Equities Portfolio	2021	$3,374,581	$353,531
			$(7,766)
			$(345,765)
	2022	$6,001,047	$151,484
			$(1,926)
			$(149,558)

+ Revised to include certain fees that are applicable to 2021

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2022